UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

FIRST HAWAIIAN, INC.

(Name of Registrant as Specified in its Charter)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

First Hawaiian, Inc.

2024

Notice of Annual Meeting and Proxy Statement

COMPANY PROFILE

First Hawaiian, Inc. (NASDAQ: FHB) is a bank holding company, incorporated in the State of Delaware and headquartered in Honolulu, Hawaii. Its wholly owned bank subsidiary, First Hawaiian Bank (www.fhb.com), founded in 1858, is Hawaii’s oldest financial institution. As of December 31, 2023, FHB was the largest bank in Hawaii in terms of total assets, loans and leases, deposits and net income. The Bank has branches located throughout the State of Hawaii, Guam and Saipan, and offers a comprehensive suite of banking services to consumer and commercial customers including loans, deposit products, wealth management, insurance, trust, retirement planning, credit card and merchant processing services.

2023 AT-A-GLANCE
$235.0M	$14.4B	59.5%	$40M

Net income	Loans and leases, up 2%	Maintained expense discipline	Board-approved $40M stock repurchase program in 2024
$1.84	$24.9B	0.13%	0.09%

Diluted earnings per share	Total assets at December 31, 2023	Ratio of non-accrual loans and leases to total loans and leases	Net charge-offs to average total loans and leases
$21.3B	2.92%	10.01% / 17.39%*	>2,000

Largest combined deposit base in Hawaii, Guam and Saipan	Net interest margin, up 14 basis points	Return on average total stockholders’ equity / return on average tangible stockholders’ equity	Employees

*
Represents a non-GAAP measure. Please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 for an explanation and reconciliation.

OUR PILLARS OF SUSTAINABILITY

Promoting healthy profitability through Values-Based Governance	Protecting the Company and its stakeholders through Responsible Risk Management	Growing our capacity by Investing in Company Culture and our Employees	Accepting our responsibility as an organization for Improving our Environmental Impact	Increasing the potential of our communities by investing in programs that Maximize Social Impact

CEO’S MESSAGE
TO OUR STOCKHOLDERS:
We cordially invite you to attend our 2024 Annual Meeting of Stockholders. The meeting will be held via live webcast on Wednesday, April 24, 2024 at 8:00 a.m. Hawaiian Standard Time. You will be able to participate in the 2024 Annual Meeting online at https://web.lumiagm.com/224987645 and may submit questions and vote your shares electronically. The attached Notice of our 2024 Annual Meeting of Stockholders and proxy statement provide details on how to join the meeting and the business we plan to conduct.
2023—A Year of Resiliency
2023 was marked by uncertainty as evidenced by a set of events not seen in decades putting the banking industry to the test. Against the backdrop of three prominent mainland bank failures and a challenging interest rate environment, we continued to focus on what we do best—offer great customer service, consistently evolve our diverse product portfolio, demonstrate economic support for our communities and deliver tangible financial results. Notwithstanding rapidly rising interest rates, we saw deposit outflows of only $356.4 million, while we grew loans by $261.5 million, improving our net interest margin by 14 basis points to 2.92% and increasing our Common Equity Tier 1 capital ratio from 11.82% at December 31, 2022 to 12.39% at December 31, 2023.
Marking over 165 years of excellence, First Hawaiian Bank continues to stay true to its founding principles of trust and integrity. Our coordinated, modern relationship bank, client-focused approach remains a cornerstone of our business model, which encompasses stability and resiliency, as well as our desire to be well positioned to drive value over the years to come.
During 2023, we continued to make progress in optimizing new technologies with the transformation of our digital footprint. Together with building a diverse and high performing workforce across the entire organization, we continue to take steps to ensure we maintain our competitive standing in a fast-changing and dynamic market. As confirmation of our success, we are honored to once again be named to the World’s Best Banks list published by Forbes for a second year, together with the distinction of being a Top Hawaii Bank (Forbes) and listed as the Best Big Bank in Hawaii by Newsweek magazine.
Helping our Communities
Support of our communities, customers and team members was never more important than this past year. With two environmental disasters hitting Guam (strongest tropical cyclone in the world) and Maui (the devastating wildfires), we immediately put in place financial relief efforts and digital banking options for customers and partnered with local organizations and associations to assist during these very trying times of crisis.
In response to the Maui wildfires, we partnered with the Hawaii Bankers Association to benefit the Hawaii Community Foundation’s Maui Strong Fund via the Aloha for Maui campaign. Among other initiatives, we donated $250,000 to fast-track community giving and encouraged donations at all branch locations and online. Additional information about our community support and impact can be found under “Proxy Statement Summary—First Hawaiian Commitment to Environmental, Social and Governance Matters.”
The Annual Meeting
Our Board of Directors and senior officers, together with representatives from our independent registered public accounting firm, will be in attendance at the Annual Meeting to respond to your questions. We encourage you to read our 2024 Proxy Summary, our

2023 Annual Report to Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2023 prior to the meeting. Complete instructions on how to vote begin on page 2. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided or vote telephonically or electronically using the telephone or Internet voting procedures described on your proxy card at your earlier convenience. Our Board of Directors along with our leadership team value the views of our stockholders and look forward to your participation at this year’s Annual Meeting. Thank you for your continued support of First Hawaiian, Inc.
Sincerely,
Robert S. Harrison
Chairman, President and Chief Executive Officer
March 14, 2024

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Notice Hereby is Given that the 2024 Annual Meeting of Stockholders of First Hawaiian, Inc. will be held:
WHEN	WHO MAY VOTE	ACCESS
Wednesday, April 24, 2024, 8:00 a.m., Hawaii Standard Time	Stockholders of record on the record date, March 1, 2024
Via webcast at https://web.lumiagm.com/224987645; access available beginning at 7:30 a.m., local time in Honolulu, Hawaii, on April 24, 2024. Enter your voter control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, along with the password of fh2024 (case sensitive).

At the Annual Meeting, we will ask you to consider and vote upon these proposals.
Items of Business
1.	The election to our Board of Directors of the nine nominees named in the attached Proxy Statement to serve until the 2025 Annual Meeting of Stockholders
	• Michael K. Fujimoto • Robert S. Harrison • Faye W. Kurren	• James S. Moffatt • Mark M. Mugiishi	• Kelly A. Thompson • Allen B. Uyeda	• Vanessa L. Washington • C. Scott Wo
2.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement
3.	An advisory vote on the frequency of future votes on the compensation of our named executive officers
4.	The ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024
5.	Such other business as properly may come before the Annual Meeting or any adjournments or postponements thereof
This year’s Annual Meeting will be held exclusively online via live webcast on Wednesday, April 24, 2024, at 8:00 a.m., Hawaii Standard Time. You will be able to attend the meeting online and submit questions during the meeting. You will also be able to vote your shares electronically at the Annual Meeting.
The Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY WITH YOUR VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE OR INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MAIL.

Honolulu, Hawaii March 14, 2024	By Order of the Board of Directors, Joel E. Rappoport Executive Vice President, General Counsel and Secretary

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON APRIL 24, 2024

Our Proxy Statement, our 2023 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available on our website at http://proxy.fhb.com. Except as stated otherwise, information on our website is not considered part of this Proxy Statement.

By March 14, 2024, we will have sent to certain of our stockholders a Notice of Availability of Proxy Materials (“Notice”). The Notice includes instructions on how to access our Proxy Statement, our 2023 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and vote online. Stockholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about March 21, 2024. If you received the Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice. For more information, see “Frequently Asked Questions about the Annual Meeting and Voting.”

PROXY STATEMENT
1	PROXY STATEMENT SUMMARY
15	CORPORATE GOVERNANCE AND BOARD MATTERS
15	PROPOSAL 1—ELECTION OF DIRECTORS
16	DIRECTOR NOMINEES
25	BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
25	Meetings
25	Director Independence
26	Board Leadership Structure and Qualifications
26	Director Nomination Process
28	Committees of Our Board of Directors
31	Compensation Committee Interlocks and Insider Participation
33	Board Oversight of Risk Management
35	Director Education
35	Corporate Governance Guidelines and Code of Conduct and Ethics
35	Stockholder Communications with the Board of Directors
36	2023 Director Compensation
37	Stock Ownership Guidelines for Non-Employee Directors
38	EXECUTIVE COMPENSATION
38	PROPOSAL 2—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
40	COMPENSATION DISCUSSION AND ANALYSIS
40	Named Executive Officers
41	2023 Business Performance
42	Capital Highlights
42	2023 Compensation Summary
43	Our Compensation Philosophy
45	2023 Compensation Framework
45	Compensation Governance Practices
46	Compensation Governance Process
47	Benchmarking Compensation
49	2023 CEO Compensation
49	2023 Stockholder Outreach
51	Key Components of Compensation
57	Employment Agreements, Offer Letters and Severance Payments
59	Other Benefits and Retirement Plans
61	Compensation Risk Management and Governance Policies
62	Deductibility of Executive Compensation
62	Assessing Risk in Our Compensation Programs
63	Change in CEO Pension Value in the Summary Compensation Table
63	COMPENSATION COMMITTEE REPORT
64	EXECUTIVE COMPENSATION TABLES
64	Summary Compensation Table
66	2023 Grants of Plan-Based Awards
67	Outstanding Equity Awards at 2023 Fiscal Year End
68	2023 Stock Vested
69	2023 Pension Benefits
69	2023 Nonqualified Deferred Compensation
70	Potential Payments upon Termination or Change in Control
73	Pay Ratio Disclosure
74	Pay Versus Performance Disclosure
79	PROPOSAL 3―ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
80	AUDIT MATTERS
80	PROPOSAL 4―RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
81	AUDIT COMMITTEE REPORT
82	PRINCIPAL ACCOUNTANT FEES
82	PREAPPROVAL POLICIES AND PROCEDURES
83	BIOGRAPHIES OF EXECUTIVE OFFICERS
87	STOCK OWNERSHIP
87	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
89	Delinquent Section 16(a) Reports
89	Business Relationships and Related Party Transactions Policy
90	FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
96	OTHER BUSINESS
96	STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
97	DISTRIBUTION OF CERTAIN DOCUMENTS
97	STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF MATERIALS TO HOUSEHOLDS WITH MULTIPLE STOCKHOLDERS
98	INFORMATION NOT INCORPORATED BY REFERENCE
98	FORWARD-LOOKING STATEMENTS
A-1	ANNEX A—NON-GAAP RECONCILIATION

PROXY STATEMENT SUMMARY
The following summary highlights information contained elsewhere in this Proxy Statement and provides context related to the matters to be voted on at the 2024 Annual Meeting of Stockholders of First Hawaiian, Inc. (“First Hawaiian,” “FHI,” “we,” “our,” “us” and the “Company”). This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2023 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

2024 ANNUAL MEETING INFORMATION
WHEN	RECORD DATE	ACCESS
Wednesday, April 24, 2024, 8:00 a.m., Hawaii Standard Time	March 1, 2024
Via webcast at https://web.lumiagm.com/224987645; access available beginning at 7:30 a.m., local time in Honolulu, Hawaii, on April 24, 2024. Enter your voter control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, along with the password of fh2024 (case sensitive). Once admitted to the meeting platform, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website. There will not be a physical meeting in Hawaii or anywhere else.

Meeting Agenda
Proposal		Board Voting Recommendation	See Page
1.	The election to our Board of Directors of the nine nominees named in the attached Proxy Statement to serve until the 2025 Annual Meeting of Stockholders	FOR each director nominee	15
2.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement	FOR	38
3.	An advisory vote on the frequency of future votes on the compensation of our named executive officers	EVERY YEAR	79
4.	The ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	80
We will also act on any other business that is properly raised.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	1

PROXY STATEMENT SUMMARY
How to Vote
Our Annual Meeting will be conducted exclusively online via live webcast, allowing all of our stockholders the option to participate in the live, online meeting from any location convenient to them and providing stockholder access to our Board and management. For further information on the virtual meeting, please see the “Frequently Asked Questions about the Annual Meeting and Voting” section in this Proxy Statement.

BY TELEPHONE	BY INTERNET	BY MAIL
Registered holders may call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries.
Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the Internet.

During the Annual Meeting, visit our Annual Meeting website at https://web.lumiagm.com/224987645.
Complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope.
•
Have your proxy card available and follow the instructions.

•
Voting over the internet or by telephone by no later than 11:59 p.m., Eastern time, on April 23, 2024.

•
Voting by mail must be received by us by April 23, 2024.

Beneficial Owners

•
If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

2	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
PERFORMANCE HIGHLIGHTS
2023 Business Performance

•
During a time of rising interest rates, we were able to grow loans and leases by $261.5 million, or 2%, year-over-year, while continuing to maintain excellent asset quality.

•
We were able to increase our net interest margin by 14 basis points, to 2.92% in 2023 from 2.78% in 2022.

*
Represents a non-GAAP measure. Please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 for an explanation and reconciliation.

Capital Highlights

•
We are committed to remaining well capitalized while returning excess capital to our stockholders.

•
In January 2024, we announced that the Board of Directors adopted a stock repurchase program for up to $40 million during 2024.*

12.39%	$132.6M	$0

Common Equity Tier 1 capital ratio at December 31, 2023	In dividend payments; maintained quarterly dividend at $0.26 per share	No common stock repurchased during 2023

*
The timing and amount of share repurchases are influenced by various internal and external factors.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY
OVERVIEW OF THE BOARD NOMINEES
Director Nominees
				Committees
Director Nominee and Principal Occupation	Age	Director since(1)	Independent	Public Boards	Audit	Compensation	Corporate Governance & Nominating	Risk
Robert S. Harrison Chairman of the Board, President and Chief Executive Officer, First Hawaiian	63	2016		1
Michael K. Fujimoto Retired Chairman Emeritus, Hawaii Planing Mill, Ltd. dba HPM Building Supply	71	2022		1
Faye W. Kurren Retired President and Chief Executive Officer, Hawaii Dental Service	73	2018		1
James S. Moffatt Retired Vice Chairman and Global CEO, Deloitte Consulting	65	2021		2
Mark M. Mugiishi President and Chief Executive Officer, Hawaii Medical Service Association	64	2022		1
Kelly A. Thompson Retired Senior Vice President, Chief Operating Officer, Samsclub.com, a Walmart, Inc. subsidiary	54	2021		1
Allen B. Uyeda Retired Chief Executive Officer, First Insurance Company of Hawaii, Ltd.	74	2016		1
Vanessa L. Washington Retired Senior Executive Vice President, General Counsel and Secretary, Bank of the West	64	2020		1
C. Scott Wo Owner/Executive Team, C.S. Wo & Sons, Ltd; Partner/Manager, Kunia Country Farms; and Adjunct Professor of Management, Columbia Business School in New York City	58	2018		1
Meetings in 2023 Board―9					5	9	3	5
Chairman of the Board	Committee Chair	Committee Member	Lead Independent Director	Audit Committee financial expert

(1)
Refers to the period from the completion of our IPO in August 2016.

4	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Snapshot of the Board
Board Diversity, Director Independence and Tenure (as of March 14, 2024)

Independence
1
89%
independent
8
Gender Diversity
3
33%
women
6
Ethnic Diversity
3
67%
diverse
6
Financial Expertise
100%
of Audit
Committee
3
Age
70s
50s
2
3
average
65.1
years
4
60s
Tenure*
>5
yrs
<3 yrs
2
average
5
years
4
3
3-5
yrs

*
Refers to the period from the completion of our IPO in August 2016.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY
Board Diversity Matrix

	Board Diversity Matrix (as of March 14, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	4	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
6	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Board Expertise

The following section summarizes the specific skills, professional experience and background information of each director nominee that led the Board of Directors to conclude that each such person should serve on the Board of Directors. This matrix is intended to provide a summary of our director nominees’ qualifications and is not a complete list of each director nominee’s strengths or contributions to the Board of Directors. Additional details on each director nominee’s experiences, qualifications, skills and attributes are set forth in their biographies.
Director Skills and Experience	MICHAEL K. FUJIMOTO	ROBERT S. HARRISON	FAYE W. KURREN	JAMES S. MOFFATT	MARK M. MUGIISHI	KELLY A. THOMPSON	ALLEN B. UYEDA	VANESSA L. WASHINGTON	C. SCOTT WO	# of 9 nominees	% of 9 nominees
Audit and finance
Having familiarity with accounting and financial analysis enables in-depth analysis of our financial statements and informed decision-making regarding our capital structure, financial transactions and financial reporting processes.

	●	●	●	●	●		●		●	7	78%
Banking	Experience at the senior management level at a banking institution provides knowledge of the banking business so as to effectively challenge management viewpoints.
		●						●		2	22%
Public company	Experience at the senior management level at a public company provides insights with respect to the expectations of sophisticated public company investors.
		●		●				●		3	33%
Community affairs / engagement
As a community bank whose business model is based on support of and engagement with the communities it serves, a demonstrated record of community engagement and support is critical to understanding the Company’s business.

	●	●	●	●	●	●	●	●	●	9	100%
Senior management / CEO	Leadership experience at the senior management level facilitates effective oversight of management, informs development of Company strategy, and enhances the Board’s succession planning process.
	●	●	●	●	●	●	●	●	●	9	100%
Real estate
In light of the Company’s significant commitment to real estate lending, experience investing in, or maintaining financial exposure to real estate markets, enables directors to better assess the risks associated with that business.

								●		1	11%
Legal and regulatory oversight
Experience with legal and regulatory oversight enables directors to effectively oversee compliance with legal and regulatory requirements and the related policies, procedures and controls for ensuring such compliance.

		●	●				●	●		4	44%
Technology	Experience in the introduction of technology to business processes is vital to providing effective oversight of the risks and rewards associated with the Company’s digital evolution.
				●		●				2	22%
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	7

PROXY STATEMENT SUMMARY
FIRST HAWAIIAN COMMITMENT TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS
We are committed to having sound corporate governance practices including environmental, social and governance (“ESG”) oversight. Our Environmental, Social and Governance Report (“ESG Report”), Corporate Governance Guidelines and other applicable policies highlight our investment in the development, career advancement and health and safety of our employees, maintenance and support of our customer relationships, service and support of our communities and attention to environmental stewardship to keep our planet and environment sustainable. Our practices are important to how we manage our business and maintain our integrity in the marketplace. In setting our practices, we seek to balance our corporate and stockholder interests, while considering applicable market practices and trends.
Our Corporate Governance Guidelines set forth a framework for our Company with respect to specific corporate governance practices. The guidelines are reviewed at least annually by the Corporate Governance and Nominating Committee, as well as amended from time to time to continue evolving our ESG practices. With a focus on delivering long-term stockholder value, the backbone of our corporate governance program is to provide transparent disclosure to all stakeholders on an ongoing and consistent basis.
8	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Our Board of Directors (the “Board”) is composed of skilled and diverse directors who follow established, robust corporate governance practices and policies. The Board believes strongly in the value of an independent board of directors and has established a Lead Independent Director role with broad responsibility. The following overview provides a snapshot of our corporate governance structure and processes, including key aspects of our Board operations.
Accountability to Stockholders	Proportionate and Appropriate Stockholder Voting Rights	Regular and Proactive Stockholder Engagement

All directors are elected annually

Eligible stockholders may include their director nominees in our proxy materials
Majority voting standard for director elections

Annual say-on-pay advisory vote

Policy against pledging Company stock
Mandatory retirement age for directors

First Hawaiian has one outstanding class of voting stock. We believe in a “one share, one vote” standard

We do not have a “poison pill”

No supermajority voting requirements in Certificate of Incorporation or Bylaws

Our investor relations team maintains an active, ongoing dialogue with investors and portfolio managers year-round on matters of business performance and results

We engage on governance, compensation, human capital management and sustainability matters with our largest stockholders’ governance teams

Independent Board Leadership Structure	Effective Board Policies and Practices	Management Incentives that are Aligned with the Long-Term Strategy of the Company

The Board considers the appropriateness of its leadership structure annually and discloses in the proxy statement why it believes the current structure is appropriate

All members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent of the Company and its management

Our Corporate Governance Guidelines call for the designation of an independent lead director when the Board chair is not independent

Executive sessions of independent directors are held at the Board and committee levels

Our Corporate Governance Guidelines require a majority of our directors to be independent (currently eight of nine director nominees are independent)

Our Board is composed of accomplished professionals with experience, skills and knowledge relevant to our business, resulting in a high-functioning and engaged Board (a matrix of relevant skills is presented above on page 7)

Each standing committee has a charter that is publicly available on our website and that meets applicable legal requirements and reflects good governance

The Company has a Code of Conduct and Ethics that is applicable to all employees and directors of the Company and is available on our website

We conduct annual reviews of director skill sets and experience together with annual board and committee performance reviews

Our directors are encouraged to participate in educational programs relating to corporate governance and business-related issues, and the Company provides funding for these activities

We require robust stock ownership for directors (5x annual cash retainer), CEO (6x base salary) and other NEOs (2x base salary)

The Compensation Committee annually reviews and approves incentive program design, goals and objectives for alignment with compensation and business strategies

Our compensation philosophy and practices are focused on using management incentive compensation programs to achieve the Company’s short- and long-term goals, creating long-term stockholder value

We maintain robust compensation clawback policies

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	9

PROXY STATEMENT SUMMARY
ESG Governance
As a trusted financial institution, we are committed to operating responsibly and sustainably. The Corporate Governance and Nominating Committee developed the following chart that depicts ESG oversight and governance throughout our organization:
Board of Directors (Oversight)
• Strategic Plan, including ESG-specific objectives • Annual budget, including ESG-related investments and expenditures • Corporate culture oversight
Board-level Committees
Corporate Governance and Nominating Committee	Risk Committee	Compensation Committee	Audit Committee
Oversees: • ESG oversight and practices • Voluntary ESG disclosures • Stakeholder engagement on ESG issues	Oversees: • Enterprise risk management program • Organizational alignment within risk appetite framework, including ESG risks • Information security	Oversees: • Employee compensation and benefits • Human resources practices and strategies • Talent management and succession planning	Oversees: • Functioning of Company’s internal controls and disclosure • Disclosure of material ESG matters • Code of Conduct and Ethics • Legal and Compliance matters
Management-level Committees (Execution)
Executive Leadership Team	ESG Committee	Disclosure Committee	Enterprise Risk Management Committee	Asset/Liability Management Committee
• Evaluates ESG considerations within strategic planning • Oversees ESG Committee • Consists of senior management, including NEOs	• Provides guidance and direction on internal initiatives • Prepares annual ESG Report	• Reviews ESG-related disclosures in SEC reporting
•
Monitors ESG-related updates to risk inventory

•
Reviews and manages enterprise risk appetite and control environment and recommends enhancements

•
Supervises enterprise risk assessments, incorporating ESG risks

• Monitors and manages risk appetite framework with respect to market risk
10	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Stakeholder Engagement
We believe that engaging with our stakeholders should be a long-term, ongoing and two-way communication process. We proactively seek out opportunities that allow us to exchange information with our stakeholders about our respective viewpoints, strategies and practices, including those related to environmental, social and governance initiatives. Key stakeholders include our stockholders, our customers, our employees, our regulators and other policy-makers and the communities we serve.
Beyond these engagements, First Hawaiian Inc. also actively participates in several industry groups, including groups and task forces established through organizations such as the American Bankers Association and the Mid-Size Bank Coalition of America. These groups allow us to share ideas and discuss developments that further inform our own internal approach to ESG. Further details regarding our stakeholder engagement efforts can be found in our ESG Report and elsewhere in this Proxy Statement.
Awards and Recognitions
In 2023, we collected the following accolades:
• Forbes America’s Best Banks	• Hawaii Business magazine Hawai’i’s Best Places to Work
• Forbes Best Banks in the World	• Newsweek Best Big Bank in Hawai’i
• SBA 504 Loan Program Lender of the Year in Category 1	• Small Business Administration (SBA) Lender of the Year in Category 1
Corporate Governance
First Hawaiian Inc.’s Board and executive management work together to comply with laws and regulations, as well as to provide guidance for sound decision-making and accountability. Maintaining legal and regulatory compliance is, however, a minimum standard, and we seek to exceed this standard by keeping pace with the constantly evolving governance landscape. We maintain an environment of openness and strive to protect our culture by promoting our core values of caring, character and collaboration. We believe that by living these values, our customers, stockholders, employees and communities will continue giving us their trust and confidence.
The following documents are available at https://ir.fhb.com/corporate-governance/highlights:
•
Certificate of Incorporation

•
Bylaws

•
Corporate Governance Guidelines

•
Audit Committee Charter

•
Compensation Committee Charter

•
Corporate Governance and Nominating Committee Charter

•
Risk Committee Charter

•
Code of Conduct and Ethics

•
Clawback Policy for the Mandatory Recoupment Of Erroneously Awarded Incentive Compensation

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	11

PROXY STATEMENT SUMMARY
Our ESG Report is available at: https://ir.fhb.com/corporate-responsibility, and our Proxy Statement, our 2023 Annual Report to Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2023, are available at https://proxy.fhb.com.
Code of Conduct and Ethics
At First Hawaiian, Inc. the relationships we have with our stakeholders are of utmost importance to us. Establishing good relationships with our stakeholders requires trust, respect and fair treatment.
Our Code of Conduct and Ethics (the “Code”) forms the foundation of our ethical culture, describing how we as a company relate to others as we conduct business and how we work together as employees according to our core values. All employees, officers, and Directors of First Hawaiian, Inc. and its subsidiaries and affiliates are expected to comply with our Code of Conduct. The Code is fundamental to the success of the Company, as it promotes honest and ethical conduct, including fair dealing and the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure; compliance with applicable laws, rules and regulations; the protection of the Company’s legitimate business interests, including corporate opportunities, assets and confidential information; and the deterrence of wrongdoing.
The Code of Conduct and Ethics is available at Governance Highlights—First Hawaiian, Inc. (fhb.com). Any amendments or waivers with respect to the Code of Conduct and Ethics will be disclosed on our website.
Corporate Governance Stockholder Engagement
First Hawaiian, Inc. is committed to constructive and meaningful communications with our stockholders and building ongoing relationships over time.
On an annual basis, we reach out to the holders of a substantial percentage of our outstanding stock and offer to engage on governance, compensation or any other areas of interest. The feedback we receive is summarized and reported to the Chief Executive Officer, the Compensation Committee and the Corporate Governance and Nominating Committee, and the Board and the management team consider the points raised and, as appropriate, will take responsive actions with a view towards improving our practices and policies and enhancing long-term value for our stockholders and our other stakeholders.
Corporate Social Responsibility
We seek to integrate sustainability considerations into our business strategies, products and services, thought leadership and operations. We offer financial solutions that provide positive long-term benefits for our customers, employees and other stakeholders.
Our people are our most important asset. To facilitate talent attraction and retention, we strive to support a diverse and inclusive workplace, with a strong culture and opportunities for our employees to grow and develop in their careers and to be supported by competitive compensation, benefits and health and wellness programs.
Supporting the island communities where we do business has always been a priority. First Hawaiian Bank, its Foundation and our employees contribute annually to more than 200 charities in the areas of civic and community support, education and financial literacy, health and human services and arts and culture ($4.4 million in donations in 2023). Professional development courses are a key component of our employee satisfaction and retention. Together with our award-winning online talent development program, we are able to achieve an inclusive and healthy work environment for our 2,000+ employees.
12	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY

2,625	20,000+	866 lbs office paper 325 lbs glass and bottles

Pounds of e-waste collected and properly disposed of	Online learning courses accessible to employees through our Online Learning Center and LinkedIn Learning	Monthly average recycling collection
Environmental Impact
Hawaii generally has the highest energy costs of any state due to the high price of shipping petroleum to the archipelago. In 2023, First Hawaiian continued to actively pursue sustainability goals of maintaining energy efficient facilities, reducing waste, advancing sustainable transportation and encouraging employees to participate in ongoing community-led sustainability initiatives.
Our direct environmental impact stems primarily from the operations of our branch offices in Hawaii, Guam and Saipan. We strive to manage these offices in an efficient and environmentally sustainable manner, and we continue to find new and innovative ways to reduce our carbon footprint.
The Bank’s headquarters, the tallest building in downtown Honolulu, was built 27 years ago in 1996 to Energy Star standards. Since then, we have made energy-efficient upgrades to our facilities as well as key building systems at our First Hawaiian Bank headquarters, operations facility and branches.
Our current initiatives focus on energy and greenhouse gas reductions, limiting paper waste, increasing recycling efforts, advising on sustainable transactions, conserving energy and encouraging employees to use environmentally friendly forms of transportation. Ensuring the implementation of sustainable practices ultimately serves the long-term interest of our stockholders, our customers, our employees and the communities in which we work and live.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	13

PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS
We believe the design and governance of our executive compensation program encourages executive performance consistent with the highest standards of risk management. The following table summarizes the notable features of our 2023 executive compensation program, which were designed to align with “best practice” compensation governance.
Practices We Employ	Practices We Avoid

Substantial portion of pay in the form of variable, performance-based awards

60% of long-term incentives in performance-based awards

56% of CEO’s 2023 compensation was performance-based

Stock ownership guidelines for our executives and non-employee directors

Engage with stockholders on governance and compensation

Double-trigger vesting for executive change-in-control payments

Clawback policies that apply to cash and equity compensation

Independent compensation consultant and independent Board Compensation Committee

Annual risk assessment of compensation policies and program design

Annual evaluation of our peer group to ensure ongoing relevance of each peer member

Strong risk and control policies and consideration of risk management factors in making compensation decisions

Hedging, speculative trading or pledging of shares of Company stock held by employees or directors is prohibited

No gross-up of severance payments or benefits for excise taxes

No dividends paid on unearned performance units or shares

No discounting, reloading or repricing of stock options without stockholder approval

No automatic share replenishment (evergreen) provisions in any share-based plans

No single-trigger vesting of equity-based awards held by executives upon change in control

No new benefit accruals under executive pensions

No multi-year compensation guarantees that could incentivize imprudent risk-taking

14	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE
GOVERNANCE AND
BOARD MATTERS
PROPOSAL 1—ELECTION OF DIRECTORS
Election of Directors
Proposal
•
We are asking stockholders to elect the nine nominees named in this proxy statement to serve on our Board until the 2025 annual meeting of stockholders or until their successors have been duly elected and qualified.

Background
•
All nine nominees currently serve on our Board

•
Eight of the nine nominees are independent

•
33% of the nominees are women

•
67% of the nominees represent an ethnic minority

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees for director.

Our Board currently has nine members, consisting of our Chief Executive Officer and President (who also serves as Chairman of the Board) and eight other directors, all of whom are “independent” under the listing standards of NASDAQ. The terms of office of all nine directors expire at the Annual Meeting.
At the Annual Meeting, you will be asked to elect nine individuals to serve on the Board that the Board has nominated for re-election, each to serve for a one-year term expiring at the next annual meeting of stockholders in 2025. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.
All of our directors are elected annually by the affirmative vote of a majority of votes cast.
•
A director who fails to receive a majority of FOR votes will be required to tender his or her resignation to our Board.

•
Our Corporate Governance and Nominating Committee will then assess whether there is a significant reason for the director to remain on our Board and will make a recommendation to our Board regarding the resignation.
For detailed information on the vote required for the election of directors and the choices available for casting your vote, please see “Frequently Asked Questions About the Annual Meeting and Voting.”
Required Vote
With regard to the election of the director nominees, votes may be cast in favor or against. A majority of the votes cast is required for the election of directors in an uncontested election (which is the case for the election of directors at the 2024 Annual Meeting). A majority of the votes cast means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee.

The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees named below.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	15

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR NOMINEES
The Corporate Governance and Nominating Committee of the Board seeks candidates for nomination to the Board who are qualified to be directors consistent with the Company’s corporate governance guidelines, as described below under the section entitled “Board of Directors, Committees and Governance—Corporate Governance Guidelines and Code of Conduct and Ethics.” In evaluating the suitability of individuals for Board membership, the Corporate Governance and Nominating Committee considers many factors. Those factors include:
•
whether the individual meets various independence requirements;

•
the individual’s general understanding of the varied disciplines relevant to the success of a publicly traded company in today’s business environment;

•
understanding of the Company’s business and markets;

•
professional expertise and educational background; and

•
other factors that promote diversity of views and experience.

The Corporate Governance and Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recruiting and recommending a slate of directors that can best contribute to the Company’s success and represent stockholder interests through the exercise of sound judgment, based on its diversity of experience. In determining whether to recommend a director for re-nomination, the Corporate Governance and Nominating Committee also considers the director’s attendance at, participation in and contributions to Board and committee activities.
The following table sets forth certain information regarding the director nominees standing for re-election at the Annual Meeting. Additional biographical information on each of the nominees is included below.

Name	Age(1)	Tenure	Independent(2)	Position
Robert S. Harrison	63	2016		Chairman of the Board, President and CEO
Michael K. Fujimoto	71	2022		Director
Faye W. Kurren	73	2018		Director
James S. Moffatt	65	2021		Director
Mark M. Mugiishi	64	2022		Director
Kelly A. Thompson	54	2021		Director
Allen B. Uyeda	74	2016		Lead Independent Director
Vanessa L. Washington	64	2020		Director
C. Scott Wo	58	2018		Director

(1)
As of March 14, 2024.

(2)
“Independent” under NASDAQ listing standards.

In considering the nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Corporate Governance and Nominating Committee and the Board have concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees. There are no family relationships among any directors and executive officers. Each nominee has indicated a willingness to serve, and the Board has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees is not available for election, proxies may be voted for the election of other persons selected by the Board. Proxies cannot, however, be voted for a greater number of persons than the number of nominees named. Stockholders of the Company have no cumulative voting rights with respect to the election of directors.

16	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR NOMINEE BIOGRAPHIES
COMMITTEES • Audit • Risk	Michael K. Fujimoto	Age 71 Independent Director since 2022

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2022 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (1998 to present)

HAWAII PLANING MILL, LTD. dba HPM BUILDING SUPPLY, a building supply company headquartered in Keaau, Hawaii with locations throughout Hawaii
•
Retired Chairman Emeritus (2024 to present)

•
Member, Compensation Committee and Audit Committee

•
Executive Chairman (2018 to 2023)

•
President and Chief Executive Officer (1992 to 2018)

OTHER ENGAGEMENTS
•
Trustee, Parker Ranch Foundation Trust

•
Chairman of the Board and Member of the Audit and Governance Committees, Parker Ranch Inc.

•
Trustee and Chairman, HPM Building Supply Foundation

EDUCATION
•
M.B.A., University of California, Berkeley

•
Bachelor of Arts and Masters of Arts in Economics, University of Massachusetts, Amherst

QUALIFICATIONS
•
As the Executive Chairman and the former President and Chief Executive Officer of a multi-generational, locally owned business, Mr. Fujimoto brings to the First Hawaiian Board broad-based knowledge about Hawaii and its business environment, as well as extensive financial and managerial experience.

•
Mr. Fujimoto’s experience providing supplies to the building industry has provided him with significant contacts and expertise in the building industry, a key industry served by First Hawaiian.

•
As a resident of the Big Island, Mr. Fujimoto provides the Board with insights into the views of the residents of the Hawaiian Islands other than Oahu, an important part of the Bank’s market area.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	17

CORPORATE GOVERNANCE AND BOARD MATTERS
Robert S. Harrison	Age 63 Chairman of the Board since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Chairman and Chief Executive Officer (2016 to present)

•
President (August 2019 to present)

FIRST HAWAIIAN BANK
•
Chairman and Chief Executive Officer (January 2012 to present)

•
President (December 2009 to June 2015 and August 2019 to present)

•
Chief Operating Officer (December 2009 to January 2012)

•
Vice Chairman (2007 to 2009)

•
Chief Risk Officer (2006 to 2009)

•
Mr. Harrison joined First Hawaiian Bank’s Retail Banking group in 1996 and has over 35 years of experience in the financial services industry in Hawaii and on the U.S. mainland

BANCWEST CORPORATION (“BancWest”)
•
Vice Chairman (2010 to 2019)

OTHER PUBLIC COMPANY DIRECTORSHIPS
•
Alexander & Baldwin, Inc., a Hawaii publicly traded company with interests in, among other things, commercial real estate and real estate development (2012 to 2020)

OTHER ENGAGEMENTS
•
Current Chairman, Hawaii Medical Service Association, the Blue Cross/Blue Shield affiliate in Hawaii

•
Current member of the Board, Pacific Guardian Life Insurance Company, the largest domestic life and disability insurer in Hawaii

•
Current member of the Board, Hawaii Community Foundation

•
Current member of the Board, Hawaii Bankers Association

•
Current member of the Executive Committee of the Board, Hawaii Business Roundtable

•
Current member of the Board, Maryknoll Foundation

•
Current Chairman, Mid-Size Bank Coalition of America

•
Member, Federal Advisory Council to the Board of Governors of the Federal Reserve System

EDUCATION
•
M.B.A., Cornell University

•
Bachelor’s degree in Applied Mathematics, University of California, Los Angeles

QUALIFICATIONS
•
Mr. Harrison’s qualifications to serve on the Board include his operating, management and leadership experience as First Hawaiian Bank’s Chairman, President and Chief Executive Officer, as well as his prior experience as First Hawaiian Bank’s Chief Operating Officer and as its Chief Risk Officer.

•
Mr. Harrison has extensive knowledge of, and has made significant contributions to, the growth of First Hawaiian and First Hawaiian Bank.

•
Mr. Harrison also brings to First Hawaiian’s Board his expertise in the financial services industry generally and in Hawaii in particular.

18	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Audit • Compensation	Faye W. Kurren	Age 73 Independent Director since 2018

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2018 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2005 to present)

•
Currently serves on the Senior Trust Committee of the Board of Directors of the Bank

HAWAII DENTAL SERVICE, a Honolulu, Hawaii-based dental insurance company with the largest network of participating dentists in Hawaii
•
President and Chief Executive Officer (2003 to 2014, upon retirement)

TESORO HAWAII, LLC, a former subsidiary of Marathon Petroleum (f/k/a Tesoro Corporation and Andeavor)
•
President (1998 to 2003)

OTHER ENGAGEMENTS
•
Director, First Insurance Company of Hawaii

•
Past Chairperson of the Hawaii State Commission on the Status of Women

•
Past Chairperson, University of Hawaii Foundation

•
Past Chairperson, Hawaii State Chapter of the American Red Cross

EDUCATION
•
J.D., University of Hawaii

•
Masters of Arts in Sociology, University of Chicago

•
Bachelor of Arts in Sociology, Stanford University

QUALIFICATIONS
•
Ms. Kurren’s experience as the president and chief executive officer of a major, local healthcare insurance company provides her with extensive experience in an important local industry and provides the Board with expertise in management and corporate governance matters.

•
In addition, having served as the president of the subsidiary of a publicly traded company, Ms. Kurren possesses financial skills that qualify her as one of four audit committee financial experts serving on the Audit Committee.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	19

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Risk • Corporate Governance and Nominating	James S. Moffatt	Age 65 Independent Director since 2021

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2021 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2021 to present)

DELOITTE CONSULTING, a leading international consulting business
•
Vice Chairman, global consulting business (2018, upon retirement)

•
Chief Executive Officer, global consulting business (2015-2017)

•
Chairman and Chief Executive Officer, US consulting business (2011-2015)

OTHER ENGAGEMENTS
•
Current director of Optiv, a cybersecurity solutions integrator

•
Current director of Icertis, a contract lifecycle management company

•
Current director of AmplifAI, a cloud-based software company leveraging artificial intelligence to improve sales and service

•
Current director of Henry Schein One, LLC, a software and services company for the dental industry

•
Current director of Ness Digital Engineering, a digital engineering firm offering digital advisory through scaled engineering services

•
Advisor to various private equity and venture capital investment firms and an advisor to, or on the advisory board of, a number of their portfolio companies

•
Director of Digital Transformation Opportunities Corp., a publicly traded blank check company formed for the purpose of effecting a merger, stock exchange, asset purchase or other transaction with one or more businesses, from 2021 to 2023

EDUCATION
•
M.B.A., UCLA Anderson School of Management

•
Bachelor’s degree, University of California, San Diego

•
Graduate of the Directors’ Consortium at Stanford University Graduate School of Business

•
Graduate of the Master Class of the National Association of Corporate Directors

QUALIFICATIONS
•
Mr. Moffatt’s service at the most senior levels of a preeminent consulting business provides the First Hawaiian Board with significant leadership, operating and management experience.

•
Having worked in business consulting for 30 years and currently serving as an advisor to or director of a variety of companies, Mr. Moffatt brings sophisticated business acumen to the Board.

•
Mr. Moffatt also provides the Board with audit and finance skills.

20	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Risk	Mark M. Mugiishi	Age 64 Independent Director since 2022

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2022 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2022 to present)

HAWAII MEDICAL SERVICE ASSOCIATION, a Hawaii medical insurer and independent licensee of the Blue Cross and Blue Shield Association
•
President and Chief Executive Officer (2020-present)

•
Interim President and Chief Executive Officer (2019-2020)

•
Executive Vice President and Chief Health Officer (2017-2019)

•
Executive Vice President, Chief Medical Officer and Chief Health Officer (2015-2017)

ENDOSCOPY INSTITUTE OF HAWAII
•
Co-Founder

EYE SURGERY CENTER OF HAWAII
•
Co-Founder

OTHER ENGAGEMENTS
•
Medical Director, Hawaii Technology Accelerators

•
General Surgeon for over 30 years

•
Associate Chair, Department of Surgery and Director of Surgical Education, University of Hawaii Medical School

•
Iolani School, Board Chair

•
BlueCross BlueShield Association, Board member

•
Ignite Coalition, BlueCross BlueShield, Board Chair

•
Blood Bank of Hawaii, Board member

•
Hawaii Cancer Consortium, Board member

•
Hawaii Business Roundtable, Board member

•
HMSA Foundation, Board member

EDUCATION
•
M.D. degree, Northwestern University Feinberg School of Medicine

•
Bachelor of Science, degree in Medicine, Northwestern University Honors program

QUALIFICATIONS
•
Dr. Mugiishi’s experience as the president and chief executive officer of a major, local healthcare insurance company provides him with extensive experience in an important local business and in a regulated industry, provides him with a wealth of experience in management, business, and finance.

•
Dr. Mugiishi’s role as president and chief executive officer Blue Cross Blue Shield Association’s Hawaii health insurance independent licensee gives him exposure to national issues that give him a broad perspective that he can bring to his role with First Hawaiian.

•
As a lifelong Hawaii resident and prominent Hawaii healthcare practitioner, Dr. Mugiishi has developed extensive local contacts and knowledge of our core market area.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	21

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Risk • Compensation	Kelly A. Thompson	Age 54 Independent Director since 2021

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2021 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2021 to present)

WALMART, INC., a national retailer
•
Senior Vice President and Chief Operating Officer of Samsclub.com, a Walmart, Inc. subsidiary, and member of Sam’s Club Leadership Committee, responsible for e-commerce merchandising, business intelligence, marketing, supply chain and business operations (2017-2019, upon retirement)

•
Senior Vice President, Global Category Development, Global eCommerce (2015-2017)

•
Increasing levels of responsibility concluding as Senior Vice President, Merchandising, Planning and Marketplace for Walmart.com (2007-2014)

GAP, INC.
•
Various merchandising leadership roles (1997-2007)

OTHER ENGAGEMENTS
•
Current Director of a.k.a. Brands Holding Corp., a publicly traded direct-to-consumer fashion brands company based in San Francisco, California

•
Director of Turtle Beach Corporation, a publicly traded global gaming accessory company in White Plains, New York, from 2019 to 2022

EDUCATION
•
Bachelor of Science degree in Biology, University of California, San Diego

•
Holder of National Association of Corporate Directors CERT Certificate in Cybersecurity Oversight, Carnegie Mellon University, Software Engineering Institute

QUALIFICATIONS
•
Ms. Thompson’s experience as the leader of the e-commerce division of SamsClub.com provides her with extensive knowledge and valuable experience with respect to the digital customer experience.

•
Ms. Thompson also brings to the Board insights into online sales and marketing through her diverse retail experience with SamsClub.com, Walmart, Inc. and Gap, Inc.

•
As the leader of a complex retail platform, Ms. Thompson provides the Board with substantial leadership and management skills.

22	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
LEAD INDEPENDENT DIRECTOR COMMITTEES • Compensation • Corporate Governance and Nominating	Allen B. Uyeda	Age 74 Independent Director since 2016

BACKGROUND
FIRST HAWAIIAN, INC.
•
Lead Independent Director

•
Member of the Board of Directors (2016 to present)

FIRST HAWAIIAN BANK
•
Lead Independent Director

•
Member of the Board of Directors (2001 to present)

BANCWEST
•
Member of the Board of Directors and Member of the Risk Committee (2012 to January 2019)

FIRST INSURANCE COMPANY OF HAWAII, a Honolulu-based property and casualty insurance company that, during the course of Mr. Uyeda’s leadership, became a subsidiary of Tokio Marine Holdings, Inc., a multinational insurance holding company listed on the Tokyo Stock Exchange
•
Chief Executive Officer (1995 to 2014, upon retirement)

CONTINENTAL INSURANCE COMPANY, prior to its acquisition by CNA Financial Corporation, a public unified holding company for insurance entities
•
Vice President and Chief Financial Officer of the Agency and Brokerage Group

INTERNATIONAL PAPER, a public company with interests in paper-based packaging, paper and pulp industries
•
Management and financial analyst experience

JOHNSON CONTROLS, INC., a public company that provides batteries and builds efficiency services
•
Project Management and engineering experience

EDUCATION
•
M.B.A., the Wharton School at the University of Pennsylvania

•
Bachelor’s degree in Electrical Engineering, Princeton University

•
Holder of National Association of Corporate Directors Certification

•
Holder of National Association of Corporate Directors CERT Certificate in Cybersecurity Oversight, Carnegie Mellon University, Software Engineering Institute

QUALIFICATIONS
•
Mr. Uyeda brings to the First Hawaiian Board extensive knowledge of Hawaii and experience in supervising and performing company financial functions.

•
Mr. Uyeda’s experience serving as chief executive officer of a major local insurance company, combined with his risk management and leadership skills, knowledge of our market and sensitivity to the economy, bring valuable insight and critical skills to our Board.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	23

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Compensation • Corporate Governance and Nominating	Vanessa L. Washington	Age 64 Independent Director since 2020

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2020 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (October 2020 to present)

BANK OF THE WEST, San Francisco, California
•
Senior Executive Vice President, General Counsel and Corporate Secretary (2006 to October 2020, upon retirement). Served in various capacities, including executive responsible for Information and Physical Security, Compliance and Corporate Social Responsibility.

CATELLUS DEVELOPMENT CORPORATION, a publicly traded REIT, San Francisco, California
•
General Counsel (2001 to 2005). Also responsible for Human Resources, Compliance and Environmental Groups

CALIFORNIA FEDERAL BANK, San Francisco, California
•
Senior Vice President, Associate General Counsel and Secretary (1992 to 2001); responsible for corporate, securities and real estate legal services

OTHER ENGAGEMENTS
•
Current Director and Member of the Nominating & Governance and Compensation & Human Capital Committees of the Board of Directors of CSAA Insurance Exchange

•
Current Director, Chair of the Audit Committee and a Member of the Executive and Compensation Committees of the Board of Directors, Habitat for Humanity of the Greater Bay Area

EDUCATION
•
J.D., University of California Berkeley School of Law

•
Bachelor’s degree, University of North Carolina, Chapel Hill

QUALIFICATIONS
•
Ms. Washington’s over 20 years of banking industry experience, including 16 years in a senior position with a major US banking subsidiary of one of the largest banking organizations in the world, as well as her service with a publicly traded corporation, provide her with valuable insights and perspective on a number of areas relevant to First Hawaiian.

24	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES • Audit • Risk	C. Scott Wo	Age 58 Independent Director since 2018

BACKGROUND
FIRST HAWAIIAN, INC.
•
Member of the Board of Directors (2018 to present)

FIRST HAWAIIAN BANK
•
Member of the Board of Directors (2014 to present)

C.S. WO & SONS, LTD., his family’s home furnishings enterprise founded in 1909
•
Owner (1981 to present)

KUNIA COUNTRY FARMS, one of the largest aquaponics farms in the State of Hawaii
•
Partner/Manager (2010 to present)

COLUMBIA BUSINESS SCHOOL, New York City
•
Adjunct Professor of Management (2018 to present)

OTHER ENGAGEMENTS
•
Current Finance Committee Chair, Takitani Foundation

•
Current member of the Advisory Board, American Red Cross, Hawaii State Chapter

EDUCATION
•
Ph.D. in Finance, the Anderson School at UCLA

•
M.B.A., Columbia Business School at Columbia University

•
Bachelor of Science in Economics, the Wharton School at the University of Pennsylvania

QUALIFICATIONS
•
Dr. Wo brings entrepreneurial and business-building skills and experience to First Hawaiian through his experience as an owner of a large local furniture business.

•
In addition, through his education and experience as an Adjunct Professor of Management at Columbia Business School, Dr. Wo has developed outstanding business, finance and accounting skills that he brings to his service on the Audit and Risk Committees.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
Our Board provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives and monitors progress with respect to these matters. Members of the Board are kept informed of our business by various reports and documents provided to them on a regular basis, including operating and financial reports and audit reports made at Board and committee meetings by our Chief Executive Officer, Chief Financial Officer, Chief Risk Officer and other officers.
The Board has four standing committees, the principal responsibilities of which are described below under the section entitled “—Committees of Our Board of Directors.” Additionally, the directors meet in regularly scheduled executive sessions, without First Hawaiian management present, at each regularly scheduled meeting of the Board.
Meetings
The Board met nine times in 2023. Each member of the Board attended more than 75% of the total number of meetings of the Board and the committees on which he or she served. We strongly encourage, but do not require, the members of our Board to attend annual meetings of our stockholders. All director nominees of the Board attended our 2023 annual meeting of stockholders.
Director Independence
Our common stock is listed on NASDAQ and, as a result, we are subject to the corporate governance listing standards of the exchange. The NASDAQ corporate governance standards generally require a majority of independent directors on the board of directors and fully independent audit, nominating and compensation committees.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	25

CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board consists of nine directors, eight of whom are independent. A director is independent if the Board affirmatively determines that he or she satisfies the independence standards set forth in the applicable rules of NASDAQ, has no material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”). The Board has reviewed the independence of our current non-employee directors and has determined that each of Michael K. Fujimoto, Faye W. Kurren, James S. Moffatt, Mark M. Mugiishi, Kelly A. Thompson, Allen B. Uyeda, Vanessa L. Washington and C. Scott Wo is an independent director. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors, the details of which are not required to be disclosed in this Proxy Statement pursuant to Item 404(a) of Regulation S-K. In addition, in determining the independence of its directors, the Board considered that certain businesses in which Mr. Fujimoto has a material interest, particularly Hawaii Planing Mill, Ltd. dba HPM Building Supply, certain businesses in which Dr. Wo has a material interest, specifically C.S. Wo & Sons, Ltd. and Kunia Country Farms, and certain businesses in which Dr. Mugiishi has a material interest, specifically, Hawaii Medical Service Association, have loans that were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and that did not involve more than the normal risk of collectability or present other unfavorable features. The Board also considered that Dr. Mugiishi serves as an executive officer of an entity on whose board of directors Mr. Harrison serves as Chairman, and has determined that this relationship does not affect our Board’s determination of director independence.

Board Leadership Structure and Qualifications
Chief Executive Officer and President and Chairman of the Board
Robert S. Harrison
Lead Independent Director
Allen B. Uyeda

Director Nomination Process
We believe that our directors should have the highest professional and personal ethics and values, consistent with our long-standing values and standards. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.
The Corporate Governance and Nominating Committee of our Board identifies potential director candidates and makes recommendations to the
Board regarding individuals qualified to become Board members.
Diversity is an important factor in our consideration of potential and incumbent directors. Our Corporate Governance and Nominating Committee considers a number of demographics and other factors, including race, gender identity, ethnicity, sexual orientation, culture, nationality and work experiences, seeking to develop a board that, as a whole, reflects diverse viewpoints, backgrounds, skills, experiences, expertise and personal characteristics. Among other factors, our Corporate Governance and Nominating Committee considers in identifying and evaluating a potential director candidate is the extent to which the candidate would add to the diversity of our Board. Diversity is also considered as part of the annual Board evaluation.

26	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
In recommending a nominee for election as a director (or to fill a Board vacancy), the Corporate Governance and Nominating Committee considers each individual’s specific experience, background and education, including skills as described in the table on page 7, as well as the following Board-approved criteria:
•
professional background and expertise

•
judgment

•
diversity of viewpoints, background, experience and personal characteristics

•
skills, including financial literacy

•
experience in the context of our needs and those of the Board

The corporate governance guidelines of our Board require that the Corporate Governance and Nominating Committee take into account director qualifications exceeding those required under relevant securities rules and listing standards, including a nominee’s diversity characteristics and professional expertise.
The nine director nominees for election at our 2024 Annual Meeting bring to our Board a variety of different backgrounds, skills, professional and industry experience, and other attributes and perspectives that contribute to the overall diversity of our Board.
The corporate governance guidelines of our Board provide that the Board may, in its sole discretion, designate one of the independent directors as its lead director to preside over meetings of the Board held in the absence of any director who is also an executive officer and to have such additional responsibilities and authority as the Board may direct from time to time.
Currently, Robert S. Harrison serves as our Chief Executive Officer and President and as the Chairman of our Board, and Allen B. Uyeda has been designated to serve as the lead independent director of our Board.
Our Chief Executive Officer is generally in charge of our business affairs, subject to the overall direction and supervision of the Board and its committees, and is the only member of our management team that serves on the Board. Our Board believes that combining the roles of Chairman of the Board and Chief Executive Officer and appointing a lead independent director is the most effective board leadership structure for us and that it provides an effective balance of strong leadership and independent oversight. Having one individual serve as both Chief Executive Officer and Chairman contributes to and enhances the Board’s efficiency and effectiveness, as the Chief Executive Officer is generally in the best position to inform our independent directors about our operations, the competitive market and other challenges facing our business. Our Board believes that the Chief Executive Officer is in the best position to most effectively serve as the Chairman of the Board for many reasons as he is closest to many facets of our business and has frequent contact with our customers, employees, regulators and other stakeholders in our business. The Board believes that combining the roles of Chief Executive Officer and Chairman of the Board also promotes timely communication between management and the Board on critical matters, including strategy, business results and risks, because of Mr. Harrison’s direct involvement in the strategic and day-to-day management of our business.
Stockholder Recommendations or Nominations.
The evaluation procedures described above apply to all candidates for director nomination, including candidates submitted by stockholders. Stockholders wishing to recommend a candidate for consideration by the Corporate Governance and Nominating Committee should submit the candidate’s name, biographical data and a description of their qualifications in light of the criteria listed above to First Hawaiian, Inc., c/o the Secretary, 999 Bishop Street, Honolulu, Hawaii 96813.
Stockholders wishing to nominate a director should follow the specific procedures set forth in our Bylaws.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	27

CORPORATE GOVERNANCE AND BOARD MATTERS
Committees of Our Board of Directors
The standing committees of our Board consist of an audit committee, a corporate governance and nominating committee, a compensation committee and a risk committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities. The following table summarizes the current membership of the Board and each of its committees:

Committee Membership
Name	Independent(1)	Audit	Compensation	Corporate Governance and Nominating	Risk
Michael K. Fujimoto
Robert S. Harrison
Faye W. Kurren
James S. Moffatt
Mark M. Mugiishi
Kelly S. Thompson
Allen B. Uyeda
Vanessa L. Washington
C. Scott Wo
Chairman of the Board	Committee Chair	Committee Member	Lead Independent Director	Audit Committee financial expert

(1)
“Independent” under NASDAQ listing standards.

Committee Charters and our other governance documents are available at:
ir.fhb.com/corporate-governance/highlights.
28	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• C. Scott Wo
•
Michael K. Fujimoto

•
Faye W. Kurren

All members of the Audit Committee are independent under NASDAQ listing standards.

All members of the Audit Committee are “audit committee financial experts.”

CHARTER
The Audit Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Audit Committee	Meetings in 2023: 5

OVERVIEW
The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of:
•
the audits of our financial statements and financial reporting processes;

•
our compliance with legal and regulatory requirements;

•
the appointment, dismissal, compensation, qualifications and independence of our independent auditors;

•
the performance of our internal audit function and independent auditors;

•
our systems of disclosure controls and procedures, as well as our internal controls over financial reporting; and

•
our compliance with our ethical standards.

KEY RESPONSIBILITIES
•
Appoints, oversees and determines the compensation of our independent auditors;

•
Reviews and discusses our financial statements and the scope of our annual audit to be conducted by our independent auditors and approves all audit fees;

•
Reviews and discusses our financial reporting activities, including our annual report, and the accounting standards and principles followed in connection with those activities, and prepares our Audit Committee Report;

•
Pre-approves audit and non-audit services provided by our independent auditors;

•
Meets with management and our independent auditors to review and discuss our financial statements and financial disclosure;

•
Establishes and oversees procedures for the treatment of complaints regarding accounting and auditing matters;

•
Reviews the scope and staffing of our internal audit function and our disclosure and internal controls; and

•
Monitors our legal, ethical and regulatory compliance.

QUALIFICATIONS
Pursuant to the Audit Committee’s charter, the Audit Committee must:
•
consist of at least three members, all of whom are required to be “independent” under the listing standards of NASDAQ and meet the requirements of Rule 10A-3 of the Exchange Act; and

•
include at least one “audit committee financial expert.”

AUDIT COMMITTEE REPORT The Audit Committee Report is on pages 81-82 of this proxy statement.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	29

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Vanessa L.     Washington
•
Faye W. Kurren

•
Kelly A. Thompson

•
Allen B. Uyeda

All members of the Compensation Committee are independent under NASDAQ listing standards.

CHARTER
The Compensation Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Compensation Committee	Meetings in 2023: 9 Meetings to date in 2024: 3
OVERVIEW The Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation of our executives and directors.

KEY RESPONSIBILITIES
•
Reviews and approves our compensation programs and incentive plans, including those for our executive officers;

•
Reviews our overall compensation philosophy;

•
Prepares our Compensation Committee report, reviews and discusses with management our compensation discussion and analysis and recommends its inclusion in our annual proxy statement or report;

•
Reviews and approves director compensation and recommends to the Board any changes thereto;

•
Reviews our human resources strategies and programs

•
Reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer; and

•
Oversees, in consultation with management, regulatory compliance with respect to compensation matters.

QUALIFICATIONS
Pursuant to the Compensation Committee’s charter and NASDAQ listing standards, the Compensation Committee must:
•
consist of at least two members, and,

•
except under exceptional and limited circumstances, must consist solely of independent directors.

COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 63 of this proxy statement.
Outside Compensation Consultant Services

For 2023, the Compensation Committee retained the services of Pay Governance LLC as an independent outside compensation consultant (“Pay Governance”) to perform a competitive assessment of First Hawaiian’s executive and director compensation programs, as well as to provide guidance on the changing regulatory environment governing executive compensation. The Compensation Committee regularly reviews the services provided by Pay Governance and believes that Pay Governance is independent in providing executive compensation consulting services.
For more information about the role of Pay Governance as an independent outside compensation consultant, see “Executive Compensation—Compensation Discussion and Analysis—Compensation Governance Process—Role of the Compensation Consultant and Independence.”
Our Chief Executive Officer, in conjunction with members of the Compensation Committee and the Executive Vice President, Chief Human Resources Officer, develops recommendations regarding the appropriate mix and level of compensation for our NEOs (other than himself) while considering the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Chief Executive Officer meets with the Compensation Committee to discuss the compensation recommendations for the other NEOs. Our Chief Executive Officer does not participate in Compensation Committee discussions relating to his compensation.

30	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none has had or will have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board, Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	31

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• Allen B. Uyeda
•
James S. Moffatt

•
Vanessa L. Washington

All members of the Corporate Governance and Nominating Committee are independent under NASDAQ listing standards.

CHARTER
The Corporate Governance and Nominating Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Corporate Governance and Nominating Committee	Meetings in 2023: 3

OVERVIEW
The Corporate Governance and Nominating Committee is responsible for:
•
ensuring an effective and efficient system of corporate governance by clarifying the roles of our Board and its committees;

•
identifying, evaluating and recommending to our Board candidates for directorships;

•
reviewing and making recommendations with respect to the size and composition of our Board, including in respect of the characteristics, skills, experience and diversity of our Board;

•
reviewing and overseeing our corporate governance guidelines and for making recommendations to our Board concerning governance matters;

•
reviewing our oversight practices and initiatives with respect to environmental, social and governance matters; and

•
overseeing our engagement with stockholders concerning corporate governance matters and related governance disclosures.

KEY RESPONSIBILITIES
•
Identifies individuals qualified to be directors consistent with our corporate governance guidelines and evaluates and recommends director nominees for approval by our Board;

•
Reviews Board committee assignments and makes recommendations to our Board concerning the structure and membership of Board committees;

•
Annually reviews our corporate governance guidelines and recommends any changes to our Board; and

•
Assists management with the preparation of the disclosure in our annual proxy statement regarding director independence and the operations of the Corporate Governance and Nominating Committee;

•
Reviews our oversight practices and initiatives with respect to environmental, social and governance matters; and

•
Oversees our annual stockholder engagement in connection with corporate governance matters and related governance disclosures.

QUALIFICATIONS
Pursuant to the Corporate Governance and Nominating Committee’s charter, the Corporate Governance and Nominating Committee must consist of at least three members, all of whom are independent under NASDAQ listing standards.

32	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
• James S.   Moffatt
•
Michael K. Fujimoto

•
Mark M. Mugiishi

•
Kelly A. Thompson

•
C. Scott Wo

All members of the Risk Committee are independent under NASDAQ listing standards.

CHARTER
The Risk Committee has adopted a written charter that specifies the scope of its duties and responsibilities, including those listed here. The charter is available on our website at www.fhb.com under the Investor Relations section.
Risk Committee	Meetings in 2023: 5

OVERVIEW
The Risk Committee assists the Board in fulfilling its responsibilities for oversight of our enterprise-wide risk management framework, including reviewing our overall risk appetite, risk management strategy and policies and practices established by management to identify and manage the risks we face.

KEY RESPONSIBILITIES
•
Reviews and approves our risk management framework, including a clearly articulated risk appetite statement;

•
Oversees significant credit policies and reviews and approves major changes to them;

•
Oversees significant policies and practices governing the management of market risk;

•
Annually approves the acceptable level of liquidity risk that we may assume in connection with our operating strategies;

•
Reviews consolidated reports on operational risk, including, to the extent available, key risk indicators;

•
Provides oversight responsibility and accountability for capital planning, and oversees and approves significant capital policies;

•
Reviews and approves the policies and procedures for stress testing processes; and

•
Evaluates and discusses summary information about stress test results to ensure that the stress tests are consistent with our risk appetite and overall business strategy.

QUALIFICATIONS Pursuant to the Risk Committee’s charter, the Risk Committee must: • consist of at least three members, a majority of whom must not currently be employees at the Company or the Bank.
Board Oversight of Risk Management
Our Board believes that effective risk management and control processes are critical to:
•
our safety and soundness,

•
our ability to predict and manage the challenges that we face, and

•
ultimately, our long-term corporate success.

The role of our Board in our risk oversight is consistent with our leadership structure, with our
Chief Executive Officer and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic and effective approach for identifying, managing and mitigating risks throughout our operations.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	33

CORPORATE GOVERNANCE AND BOARD MATTERS
Board of Directors

Our Board is responsible for overseeing our risk management processes, with each of the committees of our Board assuming a different and important role in overseeing the management of the risks we face. Our Board exercises oversight directly and through its committees, as further described below.

Audit Committee	Compensation Committee

The Audit Committee is responsible for overseeing:
•
risks associated with financial matters (particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting);

•
the Company’s compliance with legal and regulatory requirements; and

•
the performance of the Company’s internal audit function.

The Compensation Committee has primary responsibility for overseeing risks and exposures associated with our compensation policies, plans and practices regarding both executive compensation and the compensation structure generally.
Our Compensation Committee, in conjunction with our Chief Executive Officer, Chief Human Resources Officer and Chief Risk Officer and other members of our management as appropriate, as well as an independent compensation consulting firm, reviews our incentive compensation arrangements to ensure these arrangements are consistent with applicable laws and regulations, including safety and soundness requirements, and do not encourage imprudent or excessive risk-taking by our employees.

Corporate Governance and Nominating Committee	Risk Committee
The Corporate Governance and Nominating Committee oversees: • risks associated with the independence of our Board. • Board and committee composition and functioning
The Risk Committee of our Board:
•
oversees our enterprise-wide risk management framework, which establishes our overall risk appetite and risk management strategy and enables our management to understand, manage and report on the risks we face;

•
reviews and oversees policies and practices established by management to identify, assess, measure and manage key risks we face, including the risk appetite metrics developed by management and approved by our Board; and

•
reviews and receives regular briefings concerning the Company’s information security and technology risks, including discussions of the Company’s information security and cybersecurity risk management programs.

Senior Management

Our senior management is responsible for:
•
implementing and reporting to our Board regarding our risk management processes, including by assessing and managing the risks we face, including strategic, operational, regulatory, investment and execution risks, on a day-to-day basis; and

•
creating and recommending to our Board for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk we are willing to accept in connection with the operation of our business and pursuit of our business objectives.

34	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
Director Education
Our Board members participate in periodic training and continuing education programs. Management incorporates director input to develop board training opportunities that cover a broad range of topics to enhance and strengthen the skills, knowledge and competencies of directors, both individually and collectively. Topics covered during 2023 included corporate culture, artificial intelligence and developments in capital markets for bank securities. Programs may feature presentations from internal and external speakers as well as site visits to key locations and regular meetings with management. In addition, directors are encouraged to avail themselves of educational programs offered through recognized independent providers.

Corporate Governance Guidelines and Code of Conduct and Ethics
Our Board has adopted corporate governance guidelines, which are accessible through our corporate website at www.fhb.com under the Investor Relations section, which set forth a framework within which our Board, assisted by Board committees, will direct the Company’s affairs. These guidelines address, among other things:
•
the composition and functions of our Board,

•
director independence,

•
compensation of directors,

•
management succession and review, and

•
Board committees and selection of new directors, including detailed procedures to be followed in the event that one or more directors do not receive a majority of the votes cast “for” his or her election at the Annual Meeting.
Our Board has adopted a code of conduct and ethics applicable to our directors, officers and employees. A copy of that code is available on our corporate website at www.fhb.com under the Investor Relations section. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our corporate website at www.fhb.com as required by applicable law or listing requirements.

Stockholder Communications with the Board of Directors
Stockholders and any interested parties may communicate with the Board by sending correspondence addressed to the Board or one or more specific directors at the address below. Communications may be addressed to the Lead Independent Director or any specified director. Communications which are addressed to the Board, an individual director or group of directors will be processed by the Secretary. Communications received that discuss business or other matters relevant to the activities of our Board, as determined by the Secretary, will be distributed to the addressees either in summary form or by delivering a copy of the communication.

First Hawaiian, Inc. c/o the Secretary 999 Bishop Street Honolulu, Hawaii 96813
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	35

CORPORATE GOVERNANCE AND BOARD MATTERS
2023 DIRECTOR COMPENSATION
The following table lists the individuals who received compensation in 2023 for their service as directors of First Hawaiian. Any FHI director who also serves on the board of directors of the Bank does not receive any director compensation for service on the board of directors of the Bank except as specifically noted below. Any director who is an officer of the Company does not receive any director compensation.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
W. Allen Doane	37,333	—	50,347	87,680
Michael K. Fujimoto	90,000	69,990	1,347	161,337
Faye W. Kurren	90,000	69,990	7,347	167,337
James S. Moffatt	98,000	69,990	1,347	169,337
Mark M. Mugiishi	75,000	69,990	1,347	146,337
Kelly A. Thompson	85,000	69,990	1,347	156,337
Allen B. Uyeda	134,000	69,990	1,347	205,337
Vanessa L. Washington	103,000	69,990	1,347	174,337
C. Scott Wo	114,667	69,990	1,347	186,004

(1)
The amounts in this column represent annual cash retainers, committee chair and committee membership fees. For Mr. Doane, the amount shown reflects fees paid for service as a director of the Company prior to his retirement as a director and from the Audit Committee and the Corporate Governance and Nominating Committee effective at the 2023 annual meeting of stockholders.

(2)
The amounts in this column represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of awards of restricted stock units granted in 2023 pursuant to the First Hawaiian, Inc. Amended & Restated 2016 Non-Employee Director Plan. Awards generally vest and settle on the earlier of one year after grant or the date of the next annual meeting of stockholders. Aggregate restricted stock unit awards outstanding as of December 31, 2023 are 3,713 for each of Directors Fujimoto, Kurren, Moffatt, Mugiishi, Thompson, Uyeda, Washington and Wo.

(3)
For each of Directors Doane, Fujimoto, Kurren, Moffatt, Mugiishi, Thompson, Uyeda, Washington and Wo, “All Other Compensation” reflects a noncash gift valued at $1,347 provided to First Hawaiian Bank directors. For Mr. Doane “All Other Compensation” also includes $49,000 for service as a director of the Bank, including fees for attendance at Bank committee meetings. For Ms. Kurren, “All Other Compensation” includes $6,000 in fees for attendance at Bank director committee meetings.

In making decisions concerning compensation for non-employee directors, the Compensation Committee considers the director compensation levels and practices of peer companies and whether compensation recommendations align with the interests of our stockholders. The Compensation Committee seeks to align total non-employee director compensation with the approximate median of peer group total director compensation. In 2023, Pay Governance, the compensation consultant to the Compensation Committee analyzed the competitive position of our director compensation program against the same peer group used for executive compensation purposes and examined how each element of our director compensation program compared to those for members of the peer group. Following its review of this analysis, the Committee determined not to make any changes to the director compensation program, which is set forth below. The Compensation Committee intends to review its director compensation practices at least every third year.

36	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

CORPORATE GOVERNANCE AND BOARD MATTERS
We provide the following compensation for non-employee members of FHI’s Board:
Non-Employee Director Service	Annual Cash Retainer ($)	Annual Equity Compensation Grant Value ($)	Attendance Fee ($)
Board member	$65,000	$70,000	$
Supplemental Cash Retainers:
Chair of the Audit Committee	24,000
Member of the Audit Committee	15,000
Chair of the Compensation and Risk Committees	20,000
Member of the Compensation and Risk Committees	10,000
Chair of the Corporate Governance and Nominating Committee	16,000
Member of the Corporate Governance and Nominating Committee	8,000
Lead Independent Director	35,000
Additional attendance fee:
Attendance at any meeting of any other committee that may be constituted from time to time, including a committee of the Bank’s board of directors				1,500
We also reimburse all directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors.
Our Board adopted the First Hawaiian, Inc. 2016 Non-Employee Director Plan in 2016 and amended and restated such plan effective April 21, 2021. Equity awards granted to date under this plan have been in the form of restricted stock units that vest and settle in shares of our common stock within a period of time after the grant date, subject to continued service (or upon an earlier change in control). Awards were granted in 2023 to reflect service as a director for each director’s term as director commencing upon election at the 2023 annual meeting of stockholders and expiring at the Annual Meeting. For 2023, we granted 3,713 shares of our common stock underlying restricted stock units to each of Directors Fujimoto, Kurren, Moffatt, Mugiishi, Thompson, Uyeda, Washington and Wo.

Stock Ownership Guidelines for Non-Employee Directors
To ensure alignment of interests of our non-employee directors with those of our stockholders, we adopted stock ownership guidelines. All non-employee directors are currently in compliance or within their window for compliance with these guidelines. For purposes of satisfying this ownership requirement, Common Stock that is deemed beneficially owned includes shares for which the non-employee director has or shares voting power (which includes the power to vote or direct the voting) and/or investment power (which includes the power to dispose or direct the disposition of such shares). Common Stock will not be deemed beneficially owned for purposes of the stock ownership guidelines if it (i) is subject to a lien, claim or other encumbrance, including for a margin loan or other pledging of stock as collateral for a loan; (ii) becomes subject to recapture; or (iii) is held in escrow or similar arrangement. Unvested restricted stock unit awards are deemed to be beneficially owned under the guidelines. The guidelines are as follows:
Position	Stock Ownership Requirement	Compliance Period
Non-employee directors	5x annual cash retainer	The later of five years from joining the Board or October 20, 2026.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	37

EXECUTIVE
COMPENSATION
PROPOSAL 2—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Advisory Vote on the Compensation of our Named Executive Officers
Proposal
•
We are asking stockholders to approve the compensation of the named executive officers, as discussed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation paid to our named executive officers.

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on an advisory basis on the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to endorse or not endorse our executive pay program and policies. The Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders and will consider, among other things, the outcome of the vote when making future compensation decisions for our executive officers.
As described in the “Compensation Discussion and Analysis” included in this Proxy Statement, our executive compensation program provides a mix of salary, incentives and benefits and is designed to support the Company’s long-term success by achieving the following objectives:

1.	PERFORMANCE FOCUS
Establishes appropriate, yet challenging, performance goals for our incentive plans, including use of relative metrics, and implements plans that motivate leadership to achieve consistent, long-term performance

2.	RISK MANAGEMENT	Encourages sustainable performance over time and discourages excessive risk-taking
3.	BALANCE
Utilizes incentive plan components that are quantitative and linked to stockholder return and financial results and are balanced by key individual performance objectives qualitatively evaluated by our Compensation Committee

4.	COMPETITIVE	Provides a competitive pay program that is forward-looking and that will attract and retain high-quality executives who can produce outstanding results for the Company
5.	STEWARDSHIP	Focuses on the performance of the Company as a whole, as well as individual goals, while promoting our culture and rewarding adherence to our risk framework
We urge stockholders to read the “Compensation Discussion and Analysis” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The “Compensation Discussion and Analysis” provides detailed information regarding our executive compensation program and policies and procedures, as well as the compensation of our named executive officers.
Our Board believes that our current executive compensation program appropriately links compensation realized by our executive officers to our performance and properly aligns the interests of our executives with those of our stockholders.

38	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Required Vote
Adoption of an advisory resolution approving the compensation of the named executive officers as disclosed in this Proxy Statement requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the effect of voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Our Board recommends that stockholders vote in favor of the following resolution:
“Resolved, that our stockholders approve, on an advisory basis, the compensation of our Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative discussion disclosed in this proxy statement.”

Our Board recommends a vote FOR our executive compensation (an advisory, non-binding “say-on-pay” resolution).
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	39

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis (“CD&A”) describes the 2023 compensation program for our Named Executive Officers (“NEOs”). The CD&A provides an overview of our NEO pay programs and policies, the robust oversight provided by our Compensation Committee and the process by which the Committee, management, and the Company’s independent advisors collaborate to support the Committee goals.
NAMED EXECUTIVE OFFICERS
Our 2023 NEOs were:
ROBERT S. HARRISON	JAMES M. MOSES	CHRISTOPHER L. DODS	ALAN H. ARIZUMI	NEILL A. CHAR	RALPH M. MESICK(1)	LANCE A. MIZUMOTO(2)
Chairman, President and Chief Executive Officer	Vice Chairman and Chief Financial Officer, Finance Group	Vice Chairman and Chief Operating Officer	Vice Chairman, Wealth Management Group	Vice Chairman, Retail and Commercial Banking Group	Former Vice Chairman, Interim Chief Financial Officer, Finance Group and Chief Risk Officer, Risk Management Group	Former Vice Chairman and Chief Lending Officer, Wholesale Banking Group

(1)
Mr. Mesick served as Interim Chief Financial Officer, Finance Group until January 3, 2023, upon Mr. Moses’ assumption of that role, and separated from the Company and the Bank effective July 1, 2023.

(2)
Mr. Mizumoto separated from the Company and the Bank effective October 1, 2023.

A brief biography of each person who serves as an executive officer of First Hawaiian, other than Mr. Harrison, is set forth beginning on page 83. For information about Mr. Harrison, please see his biography in the “Corporate Governance and Board Matters―Director Nominees” section on page 18 of this proxy statement.
40	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
2023 Business Performance

•
During a period of rising interest rates, we were able to grow loans and leases by $261.5 million, or 2%, year-over-year, while continuing to maintain excellent asset quality.

•
We were able to increase our net interest margin by 14 basis points, to 2.92% in 2023 from 2.78% in 2022.

*
Represents a non-GAAP measure. Please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 for an explanation and reconciliation.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	41

EXECUTIVE COMPENSATION
Capital Highlights

•
We are committed to remaining well capitalized while returning excess capital to our stockholders.

•
In January 2024, we announced that the Board of Directors adopted a stock repurchase program for up to $40 million during 2024.*

12.39%	$132.6M	$0

Common Equity Tier 1 capital ratio at December 31, 2023	In dividend payments; maintained quarterly dividend at $0.26 per share	No common stock repurchased during 2023

*
The timing and amount of share repurchases are influenced by various internal and external factors.

2023 Compensation Summary
Annual Bonus Plan
2023 Metrics	• 50% Core Net Income • 20% Asset Quality Metric • 30% Individual Performance

2023 Outcome	• Core Net Income Metric Payout Factor: 0% of target • Asset Quality Metric Payout Factor: 150% of target • Individual CEO Performance Payout Factor: 105% of target • CEO Payout: 62% of target
Long-Term Incentive Plan
2023 Vehicles	• 60% Performance Share Units • 40% Restricted Stock Units
2023-2025 Performance Share Unit Metrics	• 70% Relative ROATE vs. Peer Group • 30% Relative ROATA vs. Peer Group • +/-25% Relative TSR modifier vs. KBW Index
2021-2023 Performance Share Award Outcome	• NEO Payout Factor: 121.3% of target

For 2023, consistent with its approach in recent years, the Committee chose not to exercise discretion on any incentive programs but rather elected to follow the formulas that had been established for awards at the time the awards were made.
42	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Our Compensation Philosophy
Philosophy

Our compensation program is aligned with short- and long-term Company performance and includes best practices designed to reflect sound corporate governance and support the following objectives:
•
Attract and retain highly qualified, motivated and experienced executives

•
Provide total compensation opportunities that are competitive

•
Pay our executives for performance based on corporate and business unit measures

•
Link corporate compensation goals to the interests of stockholders

•
Recognize and reward outstanding Company and individual performance

•
Ensure our stockholders clearly understand our rewards program

Using Executive Compensation Design to Achieve Corporate Strategic Goals

The Committee designed our executive compensation structure to incentivize the achievement of goals and performance targets that it believes align with, and promote achievement of, the Company’s long-term strategic goals, which are highly correlated with stockholder value creation:
•
Focus on serving customers in our core markets in Hawaii, Guam and Saipan, while deploying excess liquidity into mainland loan growth

•
Employ a disciplined lending strategy, while maintaining asset quality

•
Use our relationship strategy to drive growth in loans, deposits and non-interest income

•
Manage expenses responsibly

•
Maintain strong capital and liquidity levels

•
Allocate capital efficiently to drive profitability

•
Retain sufficient capital to fund growth while returning excess capital to stockholders

•
Support long-term stockholder value creation through sustainable business practices

The Committee also takes into account, among other factors, the recommendation of its compensation consultant, the voting results on the say-on pay proposal at our most recent annual meeting of stockholders and the views expressed by investors during our annual stockholder outreach. For 2023, after considering the recommendations of the compensation consultant and the CEO, the Compensation Committee elected to replace the relative efficiency ratio metric, which accounted for 20% of the target payout under the 2022 annual bonus plan, with an asset quality metric. The asset quality metric the Committee selected is (average non-performing assets plus loans and leases 90 days or more delinquent but still accruing) divided by (average loans and leases) (the “Asset Quality Metric”). The Compensation Committee felt that the Asset Quality Metric was especially important for 2023 in light of prevailing macroeconomic conditions and that, to some extent, efficiency performance would be reflected in the core net income metric that comprised 50% of the target payout under the annual bonus plan. Consistent with investor feedback, which was generally supportive of our compensation programs with no specific criticisms raised, and given the greater than 98% approval received on our say-on-pay proposal at the 2023 annual meeting of stockholders, the Committee did not make any other changes for 2023.
With respect to the performance-based component of long-term equity compensation, the Committee set relative performance targets tied to core return on tangible equity (ROATE) (70%) and core return on average tangible assets (ROATA) (30%). In choosing these metrics, the Committee wanted to promote the thoughtful allocation of capital and also sought to incentivize the return of excess capital. Financial institutions with high ROATEs generally are deploying their capital in a manner to generate strong returns, while returning to stockholders capital that does not generate robust returns. ROATA is a measure of risk management. To generate a competitive ROATA, management must be thoughtful about the types of assets placed on the balance sheet, balancing risk weightings of assets with expected returns. The Committee elected to use core measures of ROATE and ROATA to reward steady, enduring performance and to ensure that the management team was not unduly rewarded or penalized for one-time events, which often are outside of their control. The Committee believes the

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	43

EXECUTIVE COMPENSATION
use of core ROATE and core ROATA to reward long-term performance would incentivize management to seek strong returns while appropriately considering risk and disincentivizing excessive leverage. Core ROATE and core ROATA are non-GAAP measures; please see Annex A for an explanation and reconciliation of these measures to GAAP.
In addition, the Committee elected to subject performance-based awards to a total shareholder return (“TSR”) modifier, whereby LTIP awards will be increased or decreased by up to 25% based on First Hawaiian’s total shareholder return relative to the total shareholder return of peer companies. The Committee felt that use of this measure would incentivize the management team to be mindful of how their decisions would be perceived by our investors and, therefore, would help to align management’s compensation with investors’ interests.
In addition to promoting achievement of the Company’s long-term strategic goals, the Committee also felt it was important that management be incentivized to achieve critical short-term priorities and, therefore, tied annual bonus payouts to the achievement of core net income, asset quality and individual performance goals. Achievement of annual core net income targets demonstrates management’s ability to manage the business on a day-to-day basis so as to achieve appropriate budget targets. Moreover, the Committee felt it important that management be mindful of asset quality and risk management as it makes lending decisions. As a result, it prioritized these two objectives in setting annual bonus metrics. In addition, the Committee wanted to incentivize the CEO and the other NEOs to achieve individual performance goals set at the beginning of each year and, therefore, maintained an individual performance component in the annual bonus formula.

44	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
2023 Compensation Framework
First Hawaiian’s executive compensation program is designed to attract, retain, motivate and reward senior leaders and promote the long-term success of the Company. The Compensation Committee has primary responsibility over the compensation program for our executive officers, including our NEOs. In designing and administering the program for 2023, the Committee focused on the following principles:
1.	PERFORMANCE FOCUS	Establishes appropriate, yet challenging, performance goals for our incentive plans and implements plans that motivate leadership to achieve consistent, long-term performance
2.	RISK MANAGEMENT	Encourages sustainable performance over time and discourages excessive risk-taking
3.	BALANCE
Utilizes incentive plan components that are quantitative and linked to stockholder return and financial results and are balanced by key individual performance objectives qualitatively evaluated by our Compensation Committee

4.	COMPETITIVE	Provides a competitive pay program that is forward-looking and that will attract and retain high-quality executives who can produce outstanding results for the Company
5.	STEWARDSHIP	Focuses on the performance of the Company as a whole, as well as individual goals, while promoting our culture and rewarding adherence to our risk framework
Compensation Governance Practices
In addition to our performance-sensitive direct compensation structure, the Company has strong compensation governance practices. Over the past several years, we have refined many of our governance practices as a result of feedback obtained through our ongoing engagement with stockholders.
We believe that our executive compensation program includes key features that drive performance and avoids features we do not believe serve the long-term interests of our shareholders, as follows:
Practices We Employ	Practices We Avoid

Substantial portion of pay in the form of variable, performance-based awards

60% of long-term incentives in performance-based awards

56% of CEO’s 2023 compensation was performance-based
Stock ownership guidelines for our executives and non-employee directors
Engage with stockholders on governance and compensation

Double-trigger vesting for executive change-in-control payments

Clawback policies that apply to cash and equity compensation

Independent compensation consultant and independent Board Compensation Committee

Annual risk assessment of compensation policies and program design

Annual evaluation of our peer group to ensure ongoing relevance of each peer member

Strong risk and control policies and consideration of risk management factors in making compensation decisions

Hedging, speculative trading or pledging of shares of Company stock held by employees or directors is prohibited

No gross-up of severance payments or benefits for excise taxes

No dividends paid on unearned performance units or shares

No discounting, reloading or repricing of stock options without stockholder approval

No automatic share replenishment (evergreen) provisions in any share-based plans

No single-trigger vesting of equity-based awards held by executives upon change in control

No new benefit accruals under executive pensions

No multi-year compensation guarantees that could incentivize imprudent risk-taking

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	45

EXECUTIVE COMPENSATION
Compensation Governance Process
Role of the Compensation Committee

The Compensation Committee is responsible for discharging the responsibilities of our Board relating to compensation of our executives and directors and sets compensation levels for executives and directors. Among other things, the Compensation Committee:
•
Reviews and approves our compensation programs, awards and other compensation structures for all executive officers, including for our NEOs

•
Reviews and approves our overall compensation philosophy

•
Reviews and approves the forms and amounts of compensation under our non-employee director compensation program and sets or recommends to the Board any changes thereto

•
Reviews and approves corporate goals and objectives relevant to the compensation of our CEO

•
Reviews and discusses with the CEO and reports to the Board plans for executive officer development and corporate succession plans for the CEO and other executive officers

•
Oversees, in consultation with management, regulatory compliance with respect to compensation matters

The Compensation Committee annually reviews and approves the corporate goals relevant to the CEO’s incentive compensation and additional individual performance goals. The Compensation Committee is responsible for approving the achievement of the incentive plan goals. In addition, the Compensation Committee considers the results of the CEO’s performance evaluation conducted by the Board and makes recommendations to the Board regarding the CEO’s compensation based on that evaluation. The Compensation Committee considers compensation market data from the compensation peer group when determining the types and amounts of compensation for the CEO. The Board is responsible for approving the CEO’s compensation structure and amounts. Similar procedures are followed in determining the compensation for the rest of the NEOs, but the Compensation Committee takes into consideration recommendations made by Mr. Harrison in setting the compensation for NEOs other than Mr. Harrison.
Role of the Chairman and Chief Executive Officer

Our Chairman and Chief Executive Officer develops recommendations regarding the appropriate level of compensation for our other NEOs and presents them to the Compensation Committee for recommendation to the full Board. He does not review or recommend compensation for himself.
When making such recommendations, our Chief Executive Officer considers:
•
the objectives of our compensation philosophy,

•
competitive market data, and

•
the range of compensation programs authorized by the Compensation Committee.

Role of the Compensation Consultant and Independence

In 2023, the Compensation Committee retained the services of Pay Governance as a compensation consultant to provide independent counsel and advice on compensation matters. Pay Governance provided the following services to the Compensation Committee in 2023:
•
Reviewed the benchmarking approach, including recommending changes to the custom industry peer group

•
Conducted a competitive market assessment of First Hawaiian’s non-employee director and executive compensation levels and structure, including an examination of market trends and best practices in the banking industry

•
Advised on the design and structure of the incentive compensation programs for executives, including with respect to total cash compensation, equity compensation, assessment of perquisites, retirement benefits and bonuses for NEOs

•
Administered the annual CEO performance evaluation on behalf of the Board of Directors

46	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Pay Governance provides the Company with annual executive market assessments and periodic Board market assessments that include, but are not limited to, assessments of First Hawaiian’s financial performance and compensation programs relative to its peers and a review of equity compensation and Board and committee compensation. The annual executive and director compensation assessments provided by Pay Governance provide the Compensation Committee with a broad array of information from which to assess the competitiveness of our compensation programs and serve as a foundation for compensation decisions.
Pay Governance also attends Compensation Committee meetings upon request. While the Compensation Committee considers input from Pay Governance when making compensation decisions, the Compensation Committee’s final decisions reflect many factors and considerations.
During 2023, Pay Governance did not provide any additional services to the Company or the Bank other than providing advice or recommendations on the amount or form of executive and director compensation.
The Compensation Committee annually reviews the independence of its compensation consultant. In 2023 the Compensation Committee considered First Hawaiian’s relationship with Pay Governance, assessed the independence of Pay Governance pursuant to NASDAQ and Exchange Act rules, and concluded that there are no conflicts of interest that would preclude Pay Governance from independently representing the Compensation Committee.

Benchmarking Compensation
Competitive market data serves as a reference point in evaluating our executive compensation levels and practices. We use this data to understand how similarly situated companies in the banking industry deliver pay. However, we do not set the compensation of our executives to specifically target a precise percentile or range of compensation in the market. Rather, the market data is evaluated in conjunction with other factors, such as internal equity considerations, individual performance and experience in role, in setting target compensation levels for our NEOs.
The Compensation Committee approved the 2023 peer group in October 2022 based upon a recommendation from Pay Governance of the compensation provided by our peer group for purposes of making compensation decisions for 2023. We identified our 2023 peer group based on the following characteristics:
•
Banks of comparable size, with total assets, net income, and total deposits generally between 0.5x to 2.0x of First Hawaiian

•
Banks of comparable financial leverage and performance

•
In some cases, companies with comparable business model, operations and geographic locations

Based on this review, the Compensation Committee approved the removal of Webster Financial Corporation, Western Alliance Bancorporation and East West Bancorp due to their large total asset size and market capitalization relative to those of FHI. In addition, the Company approved the removal from the peer group of International Bancshares Corporation because their year-end reporting occurred too late in the cycle for us to factor their performance into our long-term LTIP calculations, which are based on our performance with respect to certain metrics relative to peer performance. The Compensation Committee also removed Great Western Bancorp, Inc., which was acquired by another institution. The Compensation Committee approved the addition of CVB Financial Corp. and WaFd, Inc. due to their financial alignment and West Coast focus.
– 5 removed	+ 2 added
• Webster Financial Corporation • Western Alliance Bancorporation • East West Bancorp • International Bancshares Corporation • Great Western Bancorp, Inc.	• CVB Financial Corp. • WaFd, Inc.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	47

EXECUTIVE COMPENSATION
The peer group used for benchmarking compensation for 2023 pay decisions consisted of the companies set forth in the table below:
2023 COMPENSATION PEER GROUP
• Bank of Hawaii Corporation	• Pacific Premier Bancorp
• BankUnited, Inc.	• PacWest Bancorp
• Banner Corporation	• Prosperity Bancshares, Inc.
• Cathay General Bancorp	• Trustmark Corporation
• Columbia Banking System	• UMB Financial
• Commerce Bancshares, Inc.	• Umpqua Holdings Corporation
• CVB Financial Corp.	• United Bankshares, Inc.
• F.N.B. Corporation	• WaFd, Inc.
• Hope Bancorp	• Wintrust Financial Corporation
FIRST HAWAIIAN PERCENTILE RANKING VS. COMPENSATION PEER GROUP(1)

(1)
As of December 31, 2022.

In addition to data from the custom peer group, the Compensation Committee also reviews data from proprietary industry survey sources to gain a broader perspective on pay levels and practices for specific positions, particularly positions below the NEO level.

48	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
2023 CEO Compensation
The framework for the compensation of our CEO is based on a strong alignment with stockholder interests and a consistency with market practices. For 2023, First Hawaiian’s CEO pay mix was aligned with the average pay mix across the peer group. For more information on our peer group, please see “—Benchmarking Compensation,” above. The following graphs compare our CEO’s target pay mix for 2023 to the average target 2022 pay mix for CEO’s of our peer group.
TARGET PAY MIX
For 2023, the Compensation Committee and its independent compensation consultant, Pay Governance, discussed market trends and reviewed benchmarking reports as discussed above under “—Benchmarking Compensation.” As part of this review, when setting Mr. Harrison’s compensation based on his performance during 2022, the Compensation Committee considered the Company’s performance results for fiscal year 2022, sustained historical performance results, external market references (including absolute and relative performance against peers) and internal compensation references. Mr. Harrison was not involved in setting his own compensation and was not present during the review of his performance or approval of his compensation.
The Compensation Committee set the CEO’s base salary for 2023 at $1,037,993 and maintained the target bonus for 2023 at 100% of base salary. A significant portion of the CEO’s fiscal year 2023 bonus was based on a formula, with 50% of the bonus opportunity tied to the achievement of core net income goals and 20% tied to the Asset Quality Metric. The remaining 30% is based on achievement of individual goals. The CEO received a 2023 bonus award of $638,366 representing 62% of his target award. For 2023, the Compensation Committee increased the target value of long-term equity awards for the CEO from $2,000,000 to $2,300,000. For further discussion of the Compensation Committee’s rationale for its decisions regarding the CEO’s 2023 bonus and 2023 target long-term equity awards, see “—Key Components of Compensation.”
In 2023, 76% of Mr. Harrison’s target total direct compensation was variable and at-risk based on annual and long-term performance, and 52% of Mr. Harrison’s target total direct compensation was based on long-term performance, in line with such percentages for average peer group CEOs. The material elements of total direct compensation are base salary, annual cash incentives and equity incentives.
2023 Stockholder Outreach
Every year we reach out to the holders of a large percentage of our outstanding stock to request engagement on matters of governance and executive compensation, as well as any other matters on which they would like to offer feedback. In 2023 we sought feedback from our stockholder community regarding all aspects of our corporate governance as well as the design of our compensation program, suggestions on how to improve the compensation program from a

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	49

EXECUTIVE COMPENSATION
stockholder viewpoint and ideas on how to enhance the transparency of our disclosure regarding our compensation program and strategy going forward.
Our 2023 outreach efforts consisted of the following:
•
We contacted the holders of 84% of our outstanding stock to request engagement.

•
Five stockholders, who in aggregate held approximately 17.4% of our shares, accepted meetings with us.

Company Participants:
•
Executive Vice President, General Counsel and Secretary

•
Head of Investor Relations

•
Chief Risk Officer participated in one call

Feedback Received:
•
Stockholders generally were supportive of our overall compensation structure.

The Compensation Committee considers investor feedback, among other considerations, as it makes design decisions with respect to the compensation program.

50	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Key Components of Compensation
2023 PAY ELEMENTS

Component	Purpose
FIXED	**BASE SALARY**	• Fixed components of cash compensation • Reflects executive responsibilities, experience and skills • Designed to be competitive compared to companies with which we compete for executive talent
VARIABLE	**ANNUAL BONUS PLAN**	• Reward NEOs for contributions to the achievement of core net income goals, which are measured against the business plan, achievement of an asset quality metric and individual performance measures, which are set at the beginning of the year and measured qualitatively • Designed to align executive goals with those of stockholders, as determined by the Compensation Committee • Can be earned between 0% and 150% of target
	RESTRICTED STOCK UNITS *40% of LTI Mix*	• Vests ratably over three years • Reinforces retention and balances risk • Represented 40% of long-term equity value for 2023
	PERFORMANCE SHARE UNITS *60% of LTI Mix*	• Rewards NEOs for achievement of performance goals: 70% relative core ROATE vs. compensation peers and 30% relative core ROATA vs. compensation peers • Subject to a relative TSR modifier of +/-25% vs. KBW Regional Bank Index • Cliff vests after three-year performance period • Can be earned between 0-200% of target award • Reflects long-term quantitative goals intended to incentivize long-term performance and align interests with those of stockholders • Represented 60% of long-term equity value for 2023

BASE SALARY

Base salaries for our NEOs are reviewed annually by our Compensation Committee following the completion of our fiscal year end. Occasionally, we may make adjustments to base salaries during the year in response to significant changes in an executive’s responsibilities or events that would affect the long-term retention of a key executive. Salaries are established at levels commensurate with each executive’s role and responsibilities, experience level, performance and relevant market data for similar roles.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	51

EXECUTIVE COMPENSATION
After reviewing all relevant items, the Compensation Committee approved the following base salaries for 2023, effective March 2023:
Named Executive Officer	Base Salary 2022 ($)	Base Salary 2023 ($)	% Change from 2022 Salary
Robert S. Harrison	$1,007,760	$1,037,993	3.0%
James A. Moses(1)	—	475,000	N/A
Christopher L. Dods	540,000	575,003	6.5
Alan H. Arizumi	522,218	537,885	3.0
Neill A. Char(1)	—	475,000	N/A
Ralph M. Mesick(2)	682,000	450,840	(33.9)
Lance A. Mizumoto(2)	455,175	468,830	3.0

(1)
Messrs. Moses and Char were not NEOs in 2022.

(2)
Messrs. Mesick and Mizumoto’s employment with the Company and the Bank terminated effective July 1, 2023 and October 1, 2023, respectively. Mr. Mesick relinguished the role of Interim Chief Financial Officer when Mr. Moses assumed that role in January 2023.

Annual Bonus Plan

We make annual bonus awards under the First Hawaiian, Inc. Bonus Plan (the “Bonus Plan”). The following table sets forth information regarding each NEO’s target bonus award and the actual award received for 2023:
Named Executive Officer	2023 Target Award	2023 Target Percent of Salary	Actual Award for 2023(1)	Actual % of Target
Robert S. Harrison	$1,037,993	100%	$638,366	62%
James A. Moses	356,250	75	195,938	55
Christopher L. Dods	431,252	75	301,877	70
Alan H. Arizumi	349,625	65	244,738	70
Neill A. Char	308,750	65	185,250	60
Ralph M. Mesick(1)	293,046	65	79,122	27
Lance A. Mizumoto(1)	304,740	65	123,419	41

(1)
Messrs. Mesick and Mizumoto’s employment with the Company and the Bank terminated effective July 1, 2023 and October 1, 2023, respectively, and Messrs. Mesick and Mizumoto received bonuses in accordance with the terms of their respective separation agreements, each dated June 28, 2023 (collectively, the “Separation Agreements”), which provided that each individual would be eligible to receive a discretionary bonus for 2023, pro rated for the portion of calendar year 2023 served, subject to the achievement of Company and individual performance goals; provided that the Company agreed to recommend to the Compensation Committee that each individual met expectations on all individual performance metrics. The actual % of target calculation for both individuals reflects the proration of the bonus for the portion of calendar year 2023 served.

Annual bonus awards are determined based on achievement of both Company and individual performance goals generally established during the first quarter of each year for the applicable performance period, but our Compensation Committee retains discretion to determine the final award amount for each NEO. For 2023 annual bonus awards, the Compensation Committee established the following Company financial performance targets for all NEOs and individual performance goals for the CEO, as further described below:

52	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(1)
Individual metrics for other NEOs are described below.

(2)
Represents a non-GAAP measure. Please see Annex A for further explanation and a reconciliation.

The annual bonus plan uses Core Net Income as the primary performance metric (determines 50% of the annual bonus payout) to incentivize management to take actions that enhance core financial performance, rather than actions that would generate one-time, unrepeatable income realization. The Core Net Income metrics used to determine the 2023 annual bonus awards are presented in the table below:

Performance Level	FY2023 Core Net Income ($, in thousands)		Payout Factor as % of Target Award Attributable to Core Net Income
Maximum (105% of Target)		$289,452	150%
Target		$275,669	100%
Threshold (95% of Target)		$261,886	50%
Below Threshold	< $	261,886	0%

(1)
Payouts for results between the stated performance levels are interpolated on a straight-line basis.

The Core Net Income target is an absolute metric and is set by the Committee early in the fiscal year based on our budget, which is approved annually by the Board of Directors at its December meeting. The Committee selected a Core Net Income target for 2023 of $275.7 million.
We selected the Asset Quality Metric as a second financial performance metric for our 2023 annual bonus payments (determines 20% of the annual bonus payout) to reward the management team should it succeed in maintaining our high asset quality standards during a period in which prevailing macro economic conditions might be expected to result in asset quality deterioration on a system-wide basis. The Asset Quality Metric we selected was (average non-performing assets plus performing loans and leases 90 days or more delinquent) divided by (average loans and leases). The asset quality goals used to determine 2023 annual bonus payouts are presented in the table below:
ASSET QUALITY METRIC
Performance	Payout Factor as a % of Target Award Attributable to Asset Quality Metric(1)
0.50%	150%
0.75%	100%
1.00%	50%
>1.00%	0%

(1)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	53

EXECUTIVE COMPENSATION
For 2023, performance against the Company’s financial performance metrics was as follows:
Performance Level	2023 Results ($ in thousands)	% of Specific Component Earned	Payout Factor as a % of Target Award
Core Net Income (50% weight)	• $248,854 • 90% of target	0%	0%
Asset Quality Metric (20% weight)	• 0.12%	150%	30%
Our NEOs are also evaluated on their individual performance, which determines 30% of the annual bonus payouts. Individual performance is evaluated across the following areas key to our business:
•
execution on strategic priorities

•
strategic planning and leadership

•
financial management

•
stockholder/investor relations

•
regulatory relations

•
talent management and organization effectiveness

The Chief Executive Officer evaluates the performance of each of his direct reports (including each of Messrs. Moses, Dods, Arizumi and Char); and makes a recommendation to the Compensation
Committee on the individual payout factor for each NEO (other than himself). For the CEO, the Compensation Committee reviews the results of an individual performance assessment that solicits feedback from each director regarding the CEO’s performance within the performance categories detailed above, as well as an overall qualitative performance assessment which may cover areas outside of the categories.
For 2023 annual bonus payouts, each NEO’s performance was assessed during the first quarter of 2024. The individual assessment considers the totality of the NEO’s performance, rather than assigning weightings to each of the six individual performance factor categories, and took the following into account when considering individual performance for 2023:

Named Executive Officer	Individual Performance Highlights(1)
Robert S. Harrison Chairman, President and Chief Executive Officer
•
Continued strong operational and risk management results in a challenging banking environment:

•
Steady, balanced loan growth

•
Strong capital and liquidity positions

•
Excellent credit quality

•
Spearheaded significant advancements in executing the strategic plan, demonstrating substantial progress, particularly in prioritized digital initiatives

•
Championed the “Culture Renovation” initiative, driving positive change and alignment with organizational goals, resulting in enhanced employee engagement and productivity

•
Finalized the core conversion, resulting in heightened customer experience and satisfaction, enriched employee experience, and optimized front-end processing

•
Served as a prominent ambassador within the geographical markets served by the Bank, exhibiting strong leadership, including board memberships, both locally in Hawaii and nationally

James M. Moses Vice Chairman and Chief Financial Officer
•
Ensured consistent, precise, and timely reporting of financial performance and regulatory obligations

•
Established creative ways to maintain expense discipline and development of better communication tools relating to the budgeting and strategic planning processes

•
Executed various transactions to improve future earnings and profitability metrics while reducing liquidity risk and managing capital

54	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Named Executive Officer	Individual Performance Highlights(1)
Christopher L. Dods Vice Chairman and Chief Operating Officer
•
Effectively guided and completed the Enterprise Organizational Alignment initiative driving staffing efficiencies and improved organizational structure to support the Bank’s strategic direction

•
Revamped and executed protocols and governance structures to steer the Bank’s strategic initiatives towards delivering short-term gains and long-term value

•
Established a comprehensive framework for enterprise planning, prioritization, sequencing and alignment to more accurately assess strategic needs in relation to available resources

•
Enhanced the overall customer banking experience by converting to a new online banking platform that offers additional features and expanded accessibility

•
Drove operational efficiencies reducing back office operational expenses, automation of manual workstreams, and improved internal customer workflows

Alan H. Arizumi Vice Chairman, Wealth Management Group
•
Expanded financial wellness initiatives to all markets and grew Assets Under Administration (AUA) by $2.1 billion

•
Achieved record-breaking levels of non-interest income and gross contributions, surpassing budget projections

•
Increased productivity and competitiveness by implementing digital technology tools to streamline processes, enhance efficiency and improve accessibility

•
Cultivated a high-performance culture centered on continuous learning, a growth mindset, leadership development, innovation and accountability

•
Concluded Phase 1 of the Culture Shaping initiative under the Bank’s Enterprise Strategic Plan

Neill A. Char Vice Chairman, Retail and Commercial Banking Group
•
Implemented various technological enhancements and tools within the retail space to improve the customer experience, banker engagement, retention, career pathing and succession planning

•
Managed and led the Lahaina Fire crisis response, ensuring staff safety, arranging shelter, mobilizing emergency supplies and resources, deciding strategic directions and providing community support

•
Maintained commercial loan growth and deposit balances amidst the uncertainties and complex challenges stemming from external challenges

(1)
Messrs. Mesick and Mizumoto’s employment terminated during 2023, and Messrs. Mesick and Mizumoto received bonuses in accordance with the terms of the Separation Agreements, which provided that each individual would be eligible to receive a discretionary bonus for 2023, pro rated for the portion of calendar year 2023 served, subject to the achievement of Company and individual performance goals; provided that the Company agreed to recommend to the Compensation Committee that each individual met expectations on all individual performance metrics.

Long-Term Equity Awards

Our NEOs and certain other employees receive grants of long-term, equity incentive compensation. These awards include performance-based awards under the First Hawaiian, Inc. Long Term Incentive Plan (the “LTIP”) and awards that vest over a period of time. The Compensation Committee sets performance goals under the LTIP for overlapping three-year performance periods. In 2023, the Compensation Committee decided to grant LTIP awards in the form of performance share units. In addition, the Compensation Committee decided to grant time-based restricted stock units under the Omnibus Plan. This approach was identical to the approach we utilized in 2022. For 2023, as was the case for 2022, 60% of equity awards consisted of performance share units and 40% consisted of restricted stock units.
Performance Share Units
The performance share units awarded for the 2023-2025 LTIP cycle (the “2023-2025 LTIP Awards”) provide for cliff vesting following the end of a three-year performance period, and can be earned between 0-200% of target based on performance. Performance is measured solely on a relative basis using two core return metrics and a modifier as follows:

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EXECUTIVE COMPENSATION
•
70% of earnout based on Return on Average Tangible Equity (ROATE) vs. Compensation Peer Group

•
30% of earnout based on Return on Average Tangible Assets (ROATA) vs. Compensation Peer Group

•
+/-25% modified based on the Company’s TSR vs. KBW Regional Bank Index. Using the weightings presented above, ROATE, ROATA and TSR will be measured using the same performance schedule with the following associated payout factors:

ROATE(1) AND ROATA(2) VS.
COMPENSATION PEER GROUP
Performance	% of Target Award(3)
75th percentile or higher	200%
Median	100%
30th percentile	50%
<30th percentile	0%

(1)
ROATE is defined as the ratio of core net income to average tangible stockholders’ equity for FHI and reported net income to average tangible stockholders’ equity for the peer group.

(2)
ROATA is defined as the ratio of core net income to average tangible assets for FHI and reported net income to average total tangible assets for the peer group.

(3)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

TSR VS. KBW REGIONAL BANK INDEX
Performance	Modifier(1)
75th percentile or higher	+25%
Median	0
30th percentile or lower	-25%

(1)
Payouts for results within the stated performance levels are interpolated on a straight-line basis.

No LTIP awards will be earned at greater than 200% of target. Accordingly, if the resulting payout factor based on performance against the ROATE and ROATA metrics and the TSR modifier exceeds 200% of target, the payout will be reduced to 200% of target. Additionally, if First Hawaiian’s absolute TSR over the three-year performance period is negative, there can be no upward adjustment using the TSR modifier. TSR will be calculated assuming the reinvestment of dividends and using a 30-day trading average to establish starting and ending share prices.
The Compensation Committee believes this approach appropriately measures long term performance, is well aligned with the interests of stockholders and provides balance between financial results and TSR.
Restricted Stock Units
Additionally, for 2023 the Compensation Committee approved grants of restricted stock units to all NEOs that vest in equal annual installments over a three-year period.

2023 NEO Long-Term Equity Awards
The following awards were granted in 2023 to the NEOs:
Named Executive Officer	Number of Performance Share Units	Number of Restricted Stock Units	Total Grant Date Fair Value(1) ($)
Robert S. Harrison	51,646	34,431	$2,299,977
James M. Moses	15,044	10,030	669,977
Christopher L. Dods	15,718	10,479	699,984
Alan H. Arizumi	6,736	4,491	299,985
Neill A. Char	6,736	4,491	299,985
Ralph M. Mesick	9,543	6,362	424,982
Lance A. Mizumoto	7,298	4,865	324,995

(1)
The amounts in this column represent the grant date fair value, assuming target performance for the 2023-2025 LTIP Awards, as determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

56	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

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Results of 2021-2023 LTIP Performance Cycle

In 2021, the Performance Share Unit Awards granted to the NEOs were based on ROATE and ROATA plus a TSR modifier, the achievement of which resulted in a payout of 121.3% of target shares awarded, as presented in the table below:
Performance Measure (% weight)	Payout Schedule	Actual Results	Award Earned (%)	Total Shares Earned
Return on Average Tangible Stockholders’ Equity Relative to the Peer Group (70%)	≥ 75th Percentile: 200% 50th Percentile: 100% 30th Percentile: 50% < 30th Percentile: 0%	ROATE: 54.38% Percentile 89th	140% of Target	Unmodified Results: 161.7%
Return on Average Tangible Assets Relative to the Peer Group (30%)		ROATA: 3.36% Percentile: 39th	21.7% of Target
Relative Total Shareholder Return (TSR) Modifier	≥75th Percentile: x125% 50th Percentile: x100% ≤30th Percentile: x75%	FHI TSR: (4.59)% Percentile: 28th	x75%	Modified Results: 121.3%
As a result of this performance, the NEOs earned the following Performance Share Unit Awards for the 2021 to 2023 performance cycle:
Named Executive Officer	Number of Performance Share Awards Earned
Robert S. Harrison	49,644
James M. Moses	—
Christopher L. Dods	6,431
Alan H. Arizumi	7,588
Neill A. Char	5,243
Ralph M. Mesick(1)	11,499
Lance A. Mizumoto(1)	8,220

(1)
Portions of these awards granted to Messrs. Mesick and Mizumoto were forfeited in connection with their terminations of employment on July 1, 2023 and October 1, 2023, respectively. See “—Employment Agreements, Offer Letters and Severance Payments”).

Employment Agreements, Offer Letters and Severance Payments
Employment Agreement with Mr. Harrison

We entered into an employment agreement with Mr. Harrison, which became effective on January 1, 2012. The agreement was for an initial term of two years with automatic one-year extensions at the end of each year unless notice of termination is provided. During the initial term of the agreement, Mr. Harrison served as President and Chief Executive Officer, reporting to the board of directors of First Hawaiian Bank and the Chief Executive Officer of BancWest. Mr. Harrison has since been named
Chairman and President and he continues to serve as Chief Executive Officer of First Hawaiian.
Material terms of the employment agreement include an annual base salary, participation in the Bonus Plan and annual equity awards, including performance-and time-vesting equity, as may be established by the Committee.
Mr. Harrison’s employment agreement also includes severance benefits, which have since been replaced by his participation in the First Hawaiian, Inc. Amended and Restated (the “Executive Severance Plan”) as described under “Executive Compensation—

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Executive Compensation Tables—Potential Payments upon Termination or Change in Control” below.
The employment agreement also contains:
(i)
a confidentiality provision that applies during the term of employment and for one year following any termination of employment,

(ii)
a non-competition provision that applies during the term of employment and for one year following any termination of employment that results in severance benefits, and

(iii)
an employee non-solicitation provision that applies during the term of employment and for one year following any termination of employment.

Offer Letter with Mr. Moses

In connection with his appointment as Vice Chairman and Chief Financial Officer of the Company and the Bank, Mr. Moses entered into an offer letter with the Company on December 14, 2022. Mr. Moses’s offer letter provides for a base salary of $475,000 and an annual bonus equal to 75% of his base salary for 2023, subject to the achievement of performance goals, and based on a target of 75% of base salary for future years. Mr. Moses is eligible to participate in the Company’s Long-Term Incentive Plan and was granted an award valued at $670,000 for the 2023-2025 performance period, in the form of performance share units and restricted stock units. In addition, Mr. Moses became entitled to a one-time sign-on cash award of $700,000 upon joining the Company, of which $500,000 was paid on the first regularly scheduled pay date following the commencement of employment. The remaining $200,000 was paid in the form of restricted stock units that vest 50% on the first anniversary of his employment start date and 50% on the second anniversary of his employment start date. Mr. Moses is entitled to a relocation allowance of $100,000, which will be grossed up, will receive an annual $7,200 automobile allowance and will be eligible to participate in the Company’s benefit plans, including the Executive Severance Plan.
Payments to Mr. Mesick in Connection with Termination of Employment

Effective July 1, 2023, Mr. Mesick was terminated by the Company without Cause (as defined in the
Executive Severance Plan) from his positions with the Company and the Bank. Mr. Mesick’s termination of employment constituted a qualifying termination under the Executive Severance Plan, and he thus was entitled, subject to his execution and non-revocation of a release of claims, to payments and benefits thereunder in an amount equal to $1,127,527, which represents the sum of (i) Mr. Mesick’s highest base salary earned during 2020, 2021 and 2022 plus (ii) the average bonus payments actually received by Mr. Mesick for 2021 and 2022, payable in a lump sum within 15 days following the date on which the release became effective and irrevocable. Mr. Mesick’s termination of employment also constituted a retirement under the terms of the Omnibus Plan and, accordingly, (i) Mr. Mesick’s 2021-2023 LTIP Award vested at actual performance, prorated based on the portion of the performance period served, (ii) Mr. Mesick’s 2022-2024 LTIP Award and 2023-2025 LTIP Award remain outstanding and eligible to vest based on achievement of performance targets; provided that the earned awards will be pro rated based on his service from the beginning of the performance period through his retirement date and (iii) a pro rated portion of Mr. Mesick’s outstanding restricted stock unit awards vested upon his retirement date. In addition, in accordance with his Separation Agreement, Mr. Mesick received a 2023 bonus in the amount of $79,122, which reflected Mr. Mesick’s achievement of Company and individual performance goals, with such bonus pro rated for the portion of calendar year 2023 served. Pursuant to the terms of the Executive Severance Plan, Mr. Mesick will be bound by non-competition, non-disclosure, non-disparagement and non-solicitation of employees and customers covenants for 12 months following termination of employment.
Payments to Mr. Mizumoto in Connection with Termination of Employment

Effective October 1, 2023, Mr. Mizumoto was terminated by the Company without Cause (as defined in the Executive Severance Plan) from his positions with the Company and the Bank. Mr. Mizumoto’s termination of employment constituted a qualifying termination under the Executive Severance Plan, and he thus was entitled, subject to his execution and non-revocation of a release of claims, to payments and benefits thereunder in an amount equal to $842,299, which

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represents the sum of (i) Mr. Mizumoto’s highest base salary earned during 2020, 2021 and 2022 plus (ii) the average bonus payments actually received by Mr. Mizumoto for 2021 and 2022, payable in a lump sum within 15 days following the date on which the release became effective and irrevocable. Mr. Mizumoto’s termination of employment also constituted a retirement under the terms of the Omnibus Plan and, accordingly, (i) Mr. Mizumoto’s 2021-2023 LTIP Award vested at actual performance, prorated based on the portion of the performance period served, (ii) Mr. Mizumoto’s 2022-2024 LTIP Award and 2023-2025 LTIP Award remain outstanding and eligible to vest based on achievement of performance targets; provided that the earned awards will be pro rated based on his service from the beginning of the performance period through his retirement date and (iii) a pro rated portion of Mr. Mizumoto’s outstanding restricted stock unit awards vested upon his retirement date. In addition, in accordance with his Separation Agreement, Mr. Mizumoto received a 2023 bonus in the amount of $123,419, which reflected Mr. Mizumoto’s achievement of Company and individual performance goals, with such bonus pro rated for the portion of calendar year 2023 served. Pursuant to the terms of the Executive Severance Plan, Mr. Mizumoto will be bound by non-competition, non-disclosure, non-disparagement and non-solicitation of employees and customers covenants for 12 months following termination of employment.
Other Benefits and Retirement Plans
First Hawaiian, Inc. 401(k) Savings Plan

Effective January 6, 2017, we adopted the First Hawaiian, Inc. 401(k) Savings Plan (the “401(k) Plan”), a tax-qualified defined contribution savings plan for all eligible employees of First Hawaiian, including each of our NEOs. Under the 401(k) Plan, eligible employees may contribute up to 75% of their pay (subject to Internal Revenue Service (“IRS”) limitations) to the 401(k) Plan commencing upon their date of hire. Contributions are withheld by payroll deductions on a pre-tax basis. After participants have completed one year and 1,000 hours of service, First Hawaiian will match 100% of the first 5% of the pay that an employee contributes on a pre-tax basis to the 401(k) Plan up to the IRS allowable maximum. Participants are 100% vested in the employer matching contributions. All NEOs are eligible for such First Hawaiian matching contributions.
First Hawaiian, Inc. Future Plan

Effective May 16, 2016, we adopted the First Hawaiian, Inc. Future Plan (the “Future Plan”). The Future Plan is a money purchase plan that is designed to help eligible employees build long-term savings through First Hawaiian contributions toward retirement. Under the Future Plan, First Hawaiian contributes an amount equal to 2.5% of an eligible employee’s base salary and any incentive compensation payments, excluding LTIP awards, subject to applicable IRS limits. Employees may direct how contributions will be invested. Contributions are made each calendar quarter to a Future Plan account that is held in the name of each participant. Employees vest ratably in the plan, over five years of service with First Hawaiian, or upon death, disability (as defined in the Future Plan) or attainment of age 65. All NEOs participate in the Future Plan.
Other Retirement and Deferred Compensation Arrangements

In connection with the IPO, we adopted the First Hawaiian, Inc. Deferred Compensation Plan (2016 Restatement) (the “First Hawaiian, Inc. DCP”) effective December 13, 2016 for First Hawaiian participants. We also maintain the First Hawaiian Bank Deferred Compensation Plan (the “First Hawaiian Bank DCP”) and the First Hawaiian, Inc. Supplemental Executive Retirement Plan (the “SERP”). On March 11, 2019, the Board approved an amendment to the SERP to freeze the SERP effective July 1, 2019.
Under the First Hawaiian, Inc. DCP, the Compensation Committee of our Board may designate employees for retirement contributions and participants may defer portions of their base salary or cash-based incentive award. Messrs. Harrison, Moses, Dods, Arizumi, Char, Mesick and Mizumoto participate in the First Hawaiian, Inc. DCP. Mr. Arizumi received a retirement contribution under the First Hawaiian, Inc. DCP for 2023. Under the First Hawaiian Bank DCP, participating employees may defer a portion of their base salary or incentive compensation. Each participant’s account is increased or decreased by the interest credited or debited to such account as though the balance of

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that account had been invested in the applicable investment funds or indices chosen by the participating employee. Under the First Hawaiian Bank DCP, the Compensation Committee may also, in its discretion, designate employees on whose behalf First Hawaiian Bank may make executive retirement contributions. For 2023, Messrs. Harrison, Moses, Dods, Char, Mesick and Mizumoto received an executive retirement contribution under the First Hawaiian Bank DCP equal to 7.5% of base salary and any incentive compensation payments, excluding LTIP awards. Such retirement contributions vest over five years of service with First Hawaiian Bank with automatic vesting upon attainment of age 65, disability or death prior to termination of employment. Executive retirement contributions are paid in either a lump sum or annual installments, as elected by the executive.
Effective July 1, 2019, the SERP was frozen and all accruals of benefits, including service accruals, ceased. The SERP is a non-qualified plan under which participating executives generally receive a benefit equal to a percentage of the average annual rate of compensation earned during the 60 consecutive calendar months out of the last 120 calendar months of employment or, following the SERP freeze date, ending prior to July 1, 2019, that results in the highest average, subject to reduction in the case of early retirement. Mr. Harrison is the only NEO that participates in the SERP, which is frozen to new participants, and he will receive a benefit equal to a percentage of the highest consecutive 12 months of compensation earned during his 60 months of service prior to July 1, 2019, subject to reduction in the case of early retirement. The target percentage is 60% multiplied by a fraction based on credited years of service as of July 1, 2019 under the SERP. The benefit is also reduced by Company contributions to benefits received pursuant to other retirement plans, including, among others, the 401(k) Plan, the Future Plan, and 50% of an executive’s monthly primary social security benefit, determined as if the executive was age 65. SERP participants may elect to receive benefits in a monthly annuity, monthly installments or a lump sum, subject to certain restrictions.
Under the First Hawaiian, Inc. DCP, within thirty days after a “change in control of FHI,” any amounts credited to accounts of participants in each respective plan that have not previously been contributed to a trust are required to be contributed to a trust. Similarly, within thirty days after a “change in control of the Company” any amounts credited to accounts of participants in each respective plan who are employees of First Hawaiian Bank that have not previously been contributed to a trust are required to be contributed.
“Change in control of the Company,” as used in the First Hawaiian, Inc. DCP, generally means:
(i)
any person, other than an affiliate or trustee or other fiduciary holding shares under an employee benefit plan, becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power of First Hawaiian, Inc.,

(ii)
a merger or consolidation of First Hawaiian, Inc., as a result of which either:

(A)
any person, other than an affiliate, becomes the beneficial owner of more than 50% of the voting power of First Hawaiian, Inc., or

(B)
the shares of First Hawaiian, Inc. outstanding immediately prior to such transaction do not represent a majority of the voting power of all voting securities of such entity outstanding immediately after such transaction, or

(iii)
the sale of all or substantially all of the assets of First Hawaiian, Inc. and its subsidiaries.

“Change in control of a Bank Subsidiary,” as used in the First Hawaiian, Inc. DCP, generally means:
(i)
any person, other than an affiliate or trustee or other fiduciary holding shares under an employee benefit plan, becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power of First Hawaiian Bank,

(ii)
a merger or consolidation of First Hawaiian Bank, as a result of which:

(A)
any person, other than an affiliate, becomes the beneficial owner of more than 50% of the voting power of First Hawaiian Bank, or

(B)
the shares of First Hawaiian Bank outstanding immediately prior to such transaction do not represent a majority of the voting power of all voting securities of such entity

60	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

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outstanding immediately after such transaction, or
(iii)
the sale of all or substantially all of the assets of First Hawaiian Bank and its subsidiaries.

Insurance Plans

Our NEOs participate in a variety of insurance plans, including a group variable universal life insurance policy, an individual disability insurance policy and a group life insurance plan. Company-paid premiums under those policies are disclosed in the Summary Compensation Table below.

Compensation Risk Management and Governance Policies
Stock Ownership Guidelines

We maintain robust stock ownership guidelines to ensure the interests of our executives and non-employee directors align with those of our stockholders, which were most recently revised for senior management in February 2021 and for our non-employee directors in October 2021. Covered persons have five years from the most recent applicable amendment of the revised guidelines, or the date the policy or amendment becomes applicable to them, to attain the required ownership levels. All directors and officers subject to this policy are currently in compliance or within their window for compliance with this policy.

The revised guidelines are as follows:
Position	Stock Ownership Requirement	Compliance Period
CEO	6x base salary	Five years from February 27, 2019 (or appointment if later)(1)(2)
President (if other than the CEO)	3x base salary	Five years from appointment
Other Named Executive Officers	2x base salary	Five years from February 27, 2019(1)
Non-Employee Directors	5x annual cash retainer	Five years from October 20, 2021 (or appointment if later)(3)

(1)
On February 27, 2019, the Board revised the stock ownership guidelines to increase the stock ownership requirements for the CEO and the other NEOs and provided for a five-year compliance period.

(2)
On February 24, 2021, the Board revised the stock ownership guidelines to increase the stock ownership requirement for the CEO from 5x to 6x base salary. At such time, the Board determined to maintain the February 27, 2024 compliance deadline for the CEO to achieve the 5x ownership level and provided until February 27, 2026, which is five years following the 2021 revision, for the CEO to achieve the 6x ownership level.

(3)
On October 20, 2021, the Board revised the stock ownership guidelines to increase the stock ownership requirement for non-employee directors from 3x to 5x the annual cash retainer and provided for a five-year compliance period.

Shares that count toward satisfaction of the guidelines for officers include:
•
shares owned outright,

•
deferred shares or deferred stock units,

•
shares purchased through the Employee Stock Purchase Plan,

•
shares held in retirement accounts,

•
unvested restricted stock or restricted stock units, and

•
earned but unvested performance shares or performance share units.

Unvested performance shares, performance share units for which actual company performance has not been certified and unvested or vested stock options (or any portions thereof) do not count towards satisfaction of the stock ownership guidelines.
Shares that count toward satisfaction of the guidelines for non-employee directors include

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shares for which the non-employee director has or shares voting power (which includes the power to vote or direct the voting) and/or investment power (which includes the power to dispose or direct the disposition of such shares). Under the applicable guidelines for officers and for directors, Common Stock will not be deemed beneficially owned for purposes of the stock ownership guidelines if it (i) is subject to a lien, claim or other encumbrance, including for a margin loan or other pledging of stock as collateral for a loan; (ii) becomes subject to recapture; or (iii) is held in escrow or similar arrangement.
Clawback Policies

We maintain a clawback policy, amended and restated effective December 1, 2023 (the “A&R Clawback Policy”), that covers all cash and equity incentive compensation (including without limitation all time-based incentive awards) received by any employee who participates in an incentive compensation plan sponsored by the Company. The A&R Clawback Policy provides the Compensation Committee discretion, to recover all or part of cash, equity-based or other incentive compensation that has been paid or will be paid due to financial restatement (other than with respect to current and former executive officers (as defined in Rule 10D-1 of the Exchange Act)), individuals operating outside First Hawaiian’s risk policies and employees committing ethical misconduct.
In December 2023, the Company adopted an additional clawback policy (the “Mandatory Clawback Policy”) regarding accounting restatements in connection with the SEC’s adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding Nasdaq listing standards. The Mandatory Clawback Policy generally requires recoupment of erroneously awarded incentive-based compensation (including any compensation granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure) received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including our NEOs, during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under U.S. federal securities laws.
Prohibition on Share Pledging, Hedging and Short Selling

The Company has established a policy applicable to our directors, officers and employees, as well as their immediate family members and household members, that prohibits pledging Company stock as collateral for a loan. This includes the use of a traditional margin account with a broker dealer unless the Company stock is treated as non-marginable by the broker dealer. In addition, those persons are prohibited from engaging in short-term or speculative transactions in Company stock, including hedging or monetization transactions, short sales with respect to our securities or through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds.

Deductibility of Executive Compensation
When compensation matters are reviewed by the Compensation Committee, the Committee considers the anticipated tax and accounting treatment of various payments and benefits.
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation in excess of  $1 million per year paid by a public company to its “covered employees.” While we have considered the implications of Section 162(m) and the limits of deductibility on compensation in excess of  $1 million in the design of our compensation program, and will continue to evaluate the changes to Section 162(m), we consider it important to retain the flexibility to design a compensation program that is in the best long-term interests of First Hawaiian and our stockholders, even if certain payments thereunder are not deductible under Section 162(m).

Assessing Risk in Our Compensation Programs
The Compensation Committee has evaluated our compensation policies and practices in place in 2023 and has concluded that none of the Company’s incentive plans were likely to motivate behavior that

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would result in a material adverse impact to the Company. The potential risks identified through the Committee’s risk assessment process were determined to be effectively mitigated through:
•
established risk controls,

•
leadership oversight, and

•
the culture of proactive risk management.

In addition, the Company’s management engaged a third-party consulting firm to review the Company’s incentive plans for their potential to introduce problematic risk to the organization. The consulting firm undertook an in-depth review of incentive programs in 2022 and concluded that, overall, the Company’s incentive programs and plans currently were not likely to introduce problematic risk to the Bank. Further, the Company’s management engaged the same consulting firm to update the review for 2023 with a focus on new plans or changes to existing plans. The consulting firm reached the same conclusions as in 2022. Following a review of these findings, the Compensation Committee concluded that the Company’s incentive plans were well designed and are working effectively to motivate performance and mitigate risk.

Change in CEO Pension Value in the Summary Compensation Table
Mr. Harrison is a participant in our SERP, which is a legacy plan that was frozen as of July 1, 2019, with associated tax reimbursements discontinued. As such, no future contributions will be made, nor benefits accrued, including service credit.
However, the value of Mr. Harrison’s compensation related to his SERP account as set forth in our Summary Compensation Table may change year-over-year. Specifically, the Summary Compensation Table reflects the change in net present value of Mr. Harrison’s SERP benefits year-over-year, which is driven by changes in market-based discount rates and actuarial assumptions. In 2021 and 2022, the annual change in pension value was negative for
Mr. Harrison. However, SEC rules do not provide for inclusion of negative pension amounts in the Summary Compensation Table. In 2023, the annual change in pension value was positive for Mr. Harrison.
In each case, these changes reflect the change in the actuarial estimate of his potential future pension benefits, which is driven in large part by benchmark interest rates.
Mr. Harrison received no direct compensation related to his SERP account in 2021, 2022 or 2023, and no SERP benefits will be paid to Mr. Harrison until after his retirement from First Hawaiian.

Name	Year	Reported Total from Summary Compensation Table ($)	Reported Adjustment for Positive Change in Pension Value ($)	Reported Total Adjusted to Exclude the Pension Value ($)
Robert S. Harrison	2023	$5,366,855	$1,142,308	$4,224,547
	2022	4,551,135	—	4,551,135
	2021	4,427,813	—	4,427,813
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed the CD&A as required by Item 402(b) of Regulation S-K and discussed it with the Company’s management team. Based on such review and discussions with management, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement.
SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Vanessa L. Washington, Chair
Faye W. Kurren
Kelly A. Thompson
Allen B. Uyeda

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table presents information with respect to our NEOs for the fiscal years ended December 31, 2023, 2022 and 2021.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Robert S. Harrison Chairman, President and Chief Executive Officer	2023	$1,032,954	$638,366	$2,299,977	$1,142,308	$253,250	$5,366,855
	2022	1,001,300	1,310,088	1,999,986	—	239,761	4,551,135
	2021	969,000	1,282,568	1,999,976	—	176,269	4,427,813
James M. Moses Vice Chairman and Chief Financial Officer	2023	475,304	195,938	669,977	—	61,606	1,402,825
Christopher L. Dods Vice Chairman and Chief Operating Officer	2023	569,169	301,877	699,984	—	145,728	1,716,758
	2022	525,000	556,875	649,996	—	119,223	1,851,094
Alan H. Arizumi Vice Chairman, Wealth Management Group	2023	535,274	244,738	299,985		145,346	1,225,343
	2022	518,073	466,732	274,986	—	135,250	1,395,041
	2021	497,350	439,657	274,987	—	113,451	1,325,445
Neill A. Char Vice Chairman, Retail and Commercial Banking Group	2023	475,000	185,250	299,985	—	129,450	1,089,685
Ralph M. Mesick Former Vice Chairman, Interim Chief Financial Officer, Finance Group and Chief Risk Officer, Risk Management Group(5)	2023	223,947	79,122	424,982	—	1,224,837	1,952,888
	2022	679,167	520,878	499,975	—	118,770	1,818,790
	2021	425,000	370,175	499,975	—	81,769	1,376,919
Lance A. Mizumoto Former Vice Chairman and Chief Lending Officer, Wholesale Banking Group(5)	2023	345,445	123,419	324,995	—	955,285	1,749,144
	2022	451,563	371,309	324,984	—	127,309	1,275,165
	2021	433,500	402,938	324,984	—	106,877	1,268,299

(1)
The amounts in this column represent annual incentive cash awards earned under the Bonus Plan.

(2)
The amounts in this column for fiscal years 2023, 2022 and 2021 represent the grant date fair value, as determined in accordance with FASB ASC Topic 718, of (i) during fiscal year 2023, performance share units granted pursuant to the LTIP for the 2023-2025 cycle (the “2023-2025 LTIP Awards”) and restricted stock units granted pursuant to the Omnibus Plan, (ii) during fiscal year 2022, performance share units granted pursuant to the LTIP for the 2022-2024 cycle (the “2022-2024 LTIP Awards”) and restricted stock units granted pursuant to the Omnibus Plan and (iii) during fiscal year 2021, performance share units granted pursuant to the LTIP for the 2021-2023 cycle (the “2021-2023 LTIP Awards”) and restricted stock units granted pursuant to the Omnibus Plan. For further information regarding grant date fair value calculations, see Note 20 to the Consolidated Financial Statements included in First Hawaiian’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The LTIP Award amounts for each year reported are based on assumed performance achievement at 100%, which is the target level of performance share units that may be earned. The amounts for the 2023-2025 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share unit awards that may be earned, are $2,759,962, $803,951, $839,970, $359,972, $359,972, $509,978 and $390,005 for each of Messrs. Harrison, Moses, Dods, Arizumi, Char, Mesick and Mizumoto, respectively. The amounts for the 2022-2024 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share unit awards that may be earned, are $2,399,994, $780,018, $329,983, $599,970 and $389,980 for each of Messrs. Harrison, Dods, Arizumi, Mesick and Mizumoto, respectively. The amounts for the 2021-2023 LTIP Awards based on assumed performance achievement of 200%, the highest level of performance share award amounts that may be earned, are $2,399,959, $367,116, $667,089 and $433,584 for each of Messrs. Harrison, Arizumi, Mesick and Mizumoto, respectively.

64	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(3)
The amounts in this column reflect the actuarial increase in the present value of benefits under the SERP. Mr. Harrison is the only NEO who participates in the SERP, and none of our NEOs received above-market earnings on their non-qualified deferred compensation accounts. The change in pension value represents the present value of future retirement benefits and does not represent any cash benefit to Mr. Harrison. The SERP was frozen and all accruals of benefits, including service accruals, ceased effective July 1, 2019. Therefore, any subsequent changes in the actuarial present value of an NEO’s accumulated benefit under the SERP would likely be attributable, primarily, to variations in the discount rate or modifications to actuarial assumptions. Mr. Harrison was not paid any compensation in respect of the SERP in 2023, 2022 or 2021, and will not be paid any amounts until his retirement or termination of employment with First Hawaiian. See “Compensation Discussion and Analysis—Other Benefits and Retirement Plans” and “—Change in CEO Pension Value in the Summary Compensation Table” for more information.

(4)
The items comprising “All Other Compensation” for 2023 are:

Name	Perquisites and Other Personal Benefits(a) ($)	Contributions to Defined Contribution Plans(b) ($)	Insurance Premiums(c) ($)	Other(d) ($)	Total ($)
Robert S. Harrison	$38,896	$200,478	$13,876	—	$253,250
James M. Moses	19,779	35,648	6,179	—	61,606
Christopher L. Dods	29,031	109,203	7,494	—	145,728
Alan H. Arizumi	31,248	99,900	14,198	—	145,346
Neill A. Char	37,509	84,970	6,971	—	129,450
Ralph M. Mesick	6,748	71,731	7,581	1,138,777	1,224,837
Lance A. Mizumoto	21,492	75,825	10,656	847,312	955,285

(a)
“Perquisites and Other Personal Benefits” include: for each NEO, Company provided parking, automobile allowance and related expenses, and meals; for Messrs. Harrison, Moses, Dods, Arizumi, Char and Mizumoto, club dues and fees; for Messrs. Harrison and Char, spouse travel expenses; and for Mr. Mizumoto, executive physical and COBRA benefits.

(b)
Reflects Company contributions for Mr. Harrison under the 401(k) Plan ($16,500), the Future Plan ($8,250) and the First Hawaiian Bank DCP ($175,728); for Mr. Moses under the First Hawaiian Bank DCP ($35,648); for Mr. Dods under the 401(k) Plan ($16,500), the Future Plan ($8,250) and the First Hawaiian, Inc. DCP ($84,453); for Mr. Arizumi under the 401(k) Plan ($16,500), the Future Plan ($8,250) and the First Hawaiian, Inc. DCP ($75,150); for Mr. Char under the 401(k) Plan ($16,500), the Future Plan ($8,250) and the First Hawaiian, Inc. DCP ($60,220); for Mr. Mesick under the 401(k) Plan ($7,619), the Future Plan ($8,250) and the First Hawaiian Bank DCP ($55,862) and for Mr. Mizumoto under the 401(k) Plan ($13,818), the Future Plan ($8,250) and the First Hawaiian Bank DCP ($53,757) and, as discussed under “—Compensation Discussion and Analysis—Other Benefits and Retirement Plans” above.

(c)
Reflects insurance premiums paid for the benefit of all of the NEOs in a group variable universal life insurance policy, an individual disability insurance policy and a group life insurance plan.

(d)
Reflects, for Messrs. Mesick and Mizumoto, payments and benefits received upon a qualifying termination under the Executive Severance Plan, as well as consulting fees of $11,250 and $5,013, respectively. For information with respect to amounts paid to Messrs. Mizumoto and Mesick, see “—Compensation Discussion and Analysis—Payments to Mr. Mizumoto in Connection with Termination of Employment” and see “—Compensation Discussion and Analysis—Payments to Mr. Mesick in Connection with Termination of Employment.”

(5)
Messrs. Mesick’s and Mizumoto’s employment with the Company terminated effective July 1, 2023 and October 1, 2023, respectively.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	65

EXECUTIVE COMPENSATION
2023 Grants of Plan-Based Awards
The following table sets forth plan-based awards granted in 2023.
		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards(3)
Robert S. Harrison	2/22/23	25,823	51,646	103,292	—	$1,379,981
	2/22/23	—	—	—	34,431	919,996
James M. Moses	2/22/23	7,522	15,044	30,088	—	401,975
	2/22/23	—	—	—	10,030	268,002
Christopher L. Dods	2/22/23	7,859	15,718	31,436	—	419,985
	2/22/23	—	—	—	10,479	279,999
Alan H. Arizumi	2/22/23	3,368	6,736	13,472	—	179,985
	2/22/23	—	—	—	4,491	120,000
Neill A. Char	2/22/23	3,368	6,736	13,472	—	179,985
	2/22/23	—	—	—	4,491	120,000
Ralph M. Mesick	2/22/23	4,772	9,543	19,086	—	254,989
	2/22/23	—	—	—	6,362	169,993
Lance A. Mizumoto	2/22/23	3,649	7,298	14,596	—	195,002
	2/22/23	—	—	—	4,865	129,993

(1)
Represents the 2023-2025 LTIP Awards under the LTIP, which cliff vest within 60 days following December 31, 2025, the end of the three-year performance period, subject to achievement of performance and continued employment through the vesting date.

(2)
Represents restricted stock units granted under the Omnibus Plan that vest in three equal annual installments on each of February 22, 2024, February 22, 2025 and February 22, 2026 subject to continued employment through the applicable vesting date.

(3)
The amounts in this column represent the grant date fair value, as determined in accordance with FASB ASC Topic 718.

66	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Outstanding Equity Awards at 2023 Fiscal Year End
As of December 31, 2023, our NEOs held outstanding equity-based awards of First Hawaiian common stock as listed in the table below.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Robert S. Harrison	9,095(2)	207,912	—	—
	49,644(3)	1,134,862	—	—
	18,668(4)	426,750	—	—
	—	—	42,000(5)	960,120
	34,431(6)	787,093	—	—
	—	—	51,646(7)	1,180,628
James M. Moses	10,030(6)	229,286	—	—
	—	—	15,044(7)	343,906
	7,674(8)	175,428	—	—
Christopher L. Dods	1,180(2)	26,975	—	—
	6,431(3)	147,013	—	—
	6,067(4)	138,692	—	—
	—	—	13,651(5)	312,062
	10,479(6)	239,550	—	—
		—	15,718(7)	359,313
	1,420(9)	32,461	—	—
Alan H. Arizumi	1,392(2)	31,821	—	—
	7,588(3)	173,462	—	—
	2,567(4)	58,682	—	—
	—	—	5,775(5)	132,017
	4,491(6)	102,664	—	—
	—	—	6,736(7)	153,985
Neill A. Char	962(2)	21,991	—	—
	5,243(3)	119,855	—	—
	2,334(4)	53,355	—	—
	—	—	5,250(5)	120,015
	4,491(6)	102,664	—	—
	—	—	6,736(7)	153,985
	728(9)	16,642	—	—
Ralph M. Mesick(10)	11,499	268,867	—	—
	—	—	5,250	120,015
	—	—	1,590	36,347
Lance A. Mizumoto(10)	8,220	187,909	—	—
	—	—	3,981	91,006
	—	—	1,824	41,697

(1)
Based on the closing sale price of First Hawaiian common stock on NASDAQ of $22.86 per share on December 29, 2023.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	67

EXECUTIVE COMPENSATION
(2)
Represents restricted stock units that vest on February 12, 2024 (February 24, 2024 for Mr. Harrison), subject to continued employment through the applicable vesting date.

(3)
Represents the 2021-2023 LTIP Awards at earned performance, which cliff vest within 60 days following December 31, 2023, the end of the three-year performance period, subject to continued employment through the vesting date.

(4)
Represents restricted stock units that vest on each of February 23, 2024 and February 23, 2025, subject to continued employment through the applicable vesting date.

(5)
Represents the 2022-2024 LTIP Awards at 100% performance, which cliff vest within 60 days following December 31, 2024, the end of the three-year performance period, subject to continued employment through the vesting date.

(6)
Represents restricted stock units that vest in three equal annual installments on each of February 22, 2024, February 22, 2025 and February 22, 2026, subject to continued employment through the applicable vesting date.

(7)
Represents the 2023-2025 LTIP Awards at 100% performance, which cliff vest within 60 days following December 31, 2025, the end of the three-year performance period, subject to continued employment through the vesting date.

(8)
Represents restricted stock units granted in connection with the commencement of Mr. Moses’s employment as Vice Chairman and Chief Financial Officer that vest in equal annual installments on January 3, 2024 and 2025, subject to continued employment through the vesting date.

(9)
Represents restricted stock units granted in connection with the commencement of Mr. Dods’s employment as Vice Chairman and Chief Operating Officer and Mr. Char’s employment as Executive Vice President, Retail Banking Group on May 1, 2021, that vest on May 1, 2024, subject to continued employment through the vesting date.

(10)
Messrs. Mesick and Mizumoto forfeited 11,232 and 6,755 shares, respectively, underlying then outstanding restricted stock unit awards, effective upon their termination of employment on July 1, 2023 and October 1, 2023, respectively. Following their termination of employment on July 1, 2023 and October 1, 2023, respectively, which constituted a retirement for each individual under the Omnibus Plan, Messrs. Mesick’s and Mizumoto’s LTIP Awards remained outstanding and will vest in a prorated portion based on actual performance as determined by the Committee on the applicable determination date. Accordingly, for each of Messrs. Mesick and Mizumoto, the amounts shown include a prorated portion of each of the 2021-2023 LTIP Awards, 2022-2024 LTIP Awards and 2023-2025 LTIP Awards, in each case, based on the date of the respective NEO’s termination of employment relative to the length of the applicable performance period. The 2021-2023 LTIP Awards cliff vested within 60 days following December 31, 2023, the end of the three-year performance period, and are shown at earned performance.

2023 Stock Vested
Stock Awards
The following table sets forth information with respect to our NEOs regarding the value of stock awards that vested in 2023.
	Stock Award
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Robert S. Harrison	78,841	2,116,628
James M. Moses	—	—
Christopher L. Dods	11,793	304,285
Alan H. Arizumi	10,980	294,774
Neill A. Char	6,096	157,384
Ralph M. Mesick	22,289	577,836
Lance A. Mizumoto	15,765	398,710

(1)
Amounts include (i) performance share unit awards granted pursuant to the LTIP for the 2020-2022 performance cycle (the “2020-2022 LTIP Awards”) that vested at 123.5% performance on February 23, 2023, (ii) the portion of restricted share awards awarded on February 26, 2020 that vested on February 26, 2023, (iii) the portion of restricted stock units awarded on February 12, 2021 (February 24, 2021 for Mr. Harrison) that vested on February 12, 2023 (February 24, 2023 for Mr. Harrison), and (iv) the portion of restricted stock units awarded on February 23, 2022 that vested on February 22, 2023. For Messrs. Mesick and Mizumoto, the amounts shown include a prorated portion of the restricted stock units awarded on February 12, 2021, February 23, 2022 and February 22, 2023 for which vesting was accelerated in connection with and upon their respective terminations of employment, in accordance with the terms of

68	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
their RSU award agreements. For information with respect to amounts paid to Messrs. Mizumoto and Mesick, see “—Compensation Discussion and Analysis—Payments to Mr. Mizumoto in Connection with Termination of Employment” and see “—Compensation Discussion and Analysis—Payments to Mr. Mesick in Connection with Termination of Employment.”
(2)
Based, in each case, on the closing sale price of First Hawaiian common stock on NASDAQ on the applicable vesting date.

2023 Pension Benefits
The following table provides information as of December 31, 2023 with respect to each defined benefit or other pension plan that provides for pension benefits in which our NEOs participate. For 2023, Mr. Harrison was the only NEO who participated in the SERP. Effective July 1, 2019, the SERP was frozen, and all accruals of benefits, including pay and service accruals, ceased. For more information, see “—Compensation Discussion and Analysis—Other Benefits and Retirement Plans.” In 2021 and 2022, the annual change in pension value was negative for Mr. Harrison. However, SEC regulations do not allow for inclusion of negative pension amounts in the Summary Compensation Table. See “Compensation Discussion and Analysis—Change in CEO Pension Value in the Summary Compensation Table” for more information.
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Robert S. Harrison	SERP	27	$13,220,843	$—

(1)
As of December 31, 2023

2023 Nonqualified Deferred Compensation
The following table provides information with respect to each defined contribution or other plan that provides for nonqualified deferred compensation in which our NEOs participate. For 2023, Messrs. Harrison, Moses, Dods, Arizumi, Char and Mizumoto participated in the First Hawaiian, Inc. DCP. Mr. Arizumi received a retirement contribution under the First Hawaiian, Inc. DCP, and Messrs. Harrison, Moses, Dods, Char, Mizumoto and Mesick participated in and received executive retirement contributions under the First Hawaiian Bank DCP. For more information, see “Compensation Discussion and Analysis—Other Benefits and Retirement Plans.”
Name	Executive Contributions in Fiscal Year 2023	Registrant Contributions in Fiscal Year 2023(1)	Aggregate Earnings (loss) in Fiscal Year 2023	Aggregate Withdrawals/ Distributions	Aggregate Balance at End of Fiscal Year 2023(2)
Robert S. Harrison	$—	$171,599	$176,826	$—	$2,518,061
James M. Moses	—	35,648	3,161	—	38,809
Christopher L. Dods	—	82,469	113,685	—	583,145
Alan H. Arizumi	—	73,384	160,674	—	3,170,348
Neill A. Char	245,953	58,805	198,618	—	1,541,636
Ralph M. Mesick	—	54,549	55,017	—	443,880
Lance A. Mizumoto	143,351	52,493	78,894	—	1,093,702

(1)
Amounts reported as contributions for the registrant are reported as “All Other Compensation” in the Summary Compensation Table for 2023.

(2)
Amounts reported here were not previously reported in the Summary Compensation Table.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	69

EXECUTIVE COMPENSATION
Potential Payments upon Termination or Change in Control
Executive Severance Plan

The First Hawaiian Bank board of directors has adopted the Executive Severance Plan (the “Executive Severance Plan”) to advance the interests of First Hawaiian Bank by ensuring the continued employment, dedication and focused attention of its executive officers, notwithstanding the possibility, threat or occurrence of a change in control. Executive officers of First Hawaiian, Inc. become eligible to participate in the Executive Severance Plan upon designation by the Compensation Committee of the First Hawaiian, Inc. board of directors. Each of our NEOs participate in the Executive Severance Plan.
Mr. Harrison’s participation in the Severance Plan replaces the severance benefits he would otherwise be entitled to pursuant to his employment agreement. The following description and level of severance benefits applies to our NEOs as of December 31, 2023.
Under the Severance Plan, if within two years after a “change in control” (x) an executive’s employment is involuntarily terminated without “cause” or (y) an executive terminates employment for “good reason,” subject to the effectiveness of a release of claims, such executive is entitled to (i) cash severance of an amount equal to two times the executive’s highest annual base salary earned at any time during the three complete fiscal years immediately preceding the executive’s date of termination or, if shorter, during the executive’s entire period of employment with First Hawaiian, Inc. and its subsidiaries; (ii) an amount equal to two times the average of the executive’s actual payment amounts under the applicable bonus plan for each of the two completed fiscal years immediately preceding the fiscal year in which the executive’s date of termination occurs; (iii) continuing health benefits for one year; and (iv) outplacement benefits.
Under the Severance Plan, if outside of the two years after a “change in control,” including during any period prior to a “change in control,” (x) an executive is involuntarily terminated by First Hawaiian, Inc. without “cause” or (y) an executive terminates employment with First Hawaiian, Inc. for “good reason,” subject to the effectiveness of a release of claims, such executive will be entitled to (i) cash severance of an amount equal to one times the executive’s highest annual base salary earned at any time during the three complete fiscal years immediately preceding the executive’s separation from service or, if shorter, during the executive’s entire period of employment with First Hawaiian, Inc. and its subsidiaries; and (ii) an amount equal to one times the average of the executive’s actual payment amounts under the applicable bonus plan for each of the two completed fiscal years immediately preceding the fiscal year in which the executive’s separation from service occurs.
For purposes of the Severance Plan, “cause” generally means the executive’s (i) willful failure to perform his or her duties, which is not remedied within fifteen business days following written notice; (ii) gross negligence in the performance of duties; (iii) conviction of, or plea of guilty or no contest to, any felony or any other crime involving the personal enrichment of the executive at First Hawaiian, Inc.’s expense; (iv) willful engagement in conduct that is demonstrably and materially injurious to First Hawaiian, Inc.; (v) material violation of any federal or state banking law or regulation; (vi) material violation of any provision of First Hawaiian, Inc.’s code of conduct and ethics (including any successor thereto) or other established code of conduct to which the executive is subject; and (vii) willful violation of confidentiality, non-disparagement, noncompetition, and employee and customer non-solicitation covenants.
“Good reason” generally means an executive (i) has incurred a material reduction in base salary, authority, duties or responsibilities; or (ii) has been provided notice that his principal place of work will be relocated to a different Hawaiian Island or to a place more than 50 miles from the executive’s base of employment.
“Change in control” generally means the occurrence of any of the following events:
i
the incumbent directors cease to constitute at least a majority of the board, provided that any person becoming a director whose election or nomination was approved by a vote of at least two-thirds of the incumbent directors will be deemed an incumbent director;

ii
any person (other than First Hawaiian, Inc., any employee benefit plan sponsored or maintained by First Hawaiian, Inc. or certain

70	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
underwriters) is or becomes a beneficial owner of securities representing 50% or more of the combined voting power of First Hawaiian’s then outstanding securities eligible to vote for the election of the board (“Company Voting Securities”); provided, however, that there will not be deemed to be a change in control by virtue of the ownership, or acquisition, of Company Voting Securities pursuant to a Non-Qualifying Transaction (as defined below);
iii.
a merger, consolidation, statutory share exchange or similar form of corporate transaction involving First Hawaiian (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of  the surviving entity or ultimate parent corporation is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination, and such voting power remains in substantially the same proportion, (B) no person is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent or surviving entity and (C) at least 50% of the directors of the parent or surviving entity following the Business Combination were incumbent directors at the time of the board’s approval of the Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) will be deemed to be a “Non-Qualifying Transaction”);

iv.
a sale of all or substantially all of First Hawaiian’s assets (other than to an affiliate); or

v.
First Hawaiian’s stockholders approve a plan of complete liquidation or dissolution of First Hawaiian.

Notwithstanding the foregoing, a change in control will not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by First Hawaiian, Inc. which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by First Hawaiian, Inc. such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a change in control will then occur.
Participants in the Severance Plan are subject to restrictive covenants, including (i) noncompetition and non-solicitation requirements, (ii) a confidentiality provision and (iii) a non-disparagement provision, each of which applies during employment and for one year following any termination of employment.
Outstanding Equity Awards

In the event of termination without cause or for good reason within two years following a change in control, outstanding performance share units granted under the LTIP will be earned based on the greater of target and actual performance, and outstanding restricted stock units granted under the Omnibus Plan will vest in full. For outstanding performance share units granted under the LTIP, in the event of death or disability, a pro rated portion of such performance share units will vest at target performance, and in the event of retirement, such performance share units will vest on the planned vesting date at actual performance in a prorated amount based on the period of employment prior to retirement relative to the three-year performance period. For outstanding restricted stock units under the Omnibus Plan, in the event of retirement, death or disability, such restricted stock units will immediately vest in full, except that in the event of retirement, such awards will vest on a pro rated basis based on the portion of the vesting period served.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	71

EXECUTIVE COMPENSATION
Potential Payments upon Termination or Change in Control
The following table and footnotes describe certain potential payments that each NEO would receive upon certain terminations of employment, assuming that the termination event was effective as of December 29, 2023 and the value of our common stock of  $22.86, the closing price of our common stock on December 29, 2023, the last trading day in 2023. For information regarding benefits that would be payable with respect to the SERP, First Hawaiian, Inc. DCP and First Hawaiian Bank DCP, see the “2023 Pension Benefits” and “2023 Nonqualified Deferred Compensation” tables on page 69.
Named Executive Officer	Cash Severance(2)	Health and Welfare Benefits	Stock Awards(3)	Outplacement Benefits	Total
Robert S. Harrison
Termination in Connection with a Change in Control(1)	$4,014,362	$27,116	$6,838,188(4)	$20,000	$10,899,666
Termination without Cause or for Good Reason	2,007,181	—	—	—	2,007,181
Retirement	—	—	4,409,722	—	4,409,722
Death or Disability	—	—	3,590,254	—	3,590,254
James M. Moses
Termination in Connection with a Change in Control(1)	1,146,546	27,116	917,097(4)	20,000	2,110,759
Termination without Cause or for Good Reason	573,273	—	—	—	573,273
Retirement	—	—	294,113	—	294,113
Death or Disability	—	—	343,921	—	343,921
Christopher L. Dods
Termination in Connection with a Change in Control(1)	1,997,090	27,023	1,894,942(4)	20,000	3,939,055
Termination without Cause or for Good Reason	998,545	—	—	—	998,545
Retirement	—	—	1,075,829	—	1,075,829
Death or Disability	—	—	880,003	—	880,003
Alan H. Arizumi
Termination in Connection with a Change in Control(1)	1,782,018	8,953	938,594(4)	20,000	2,749,565
Termination without Cause or for Good Reason	891,009	—	—	—	891,009
Retirement	—	—	626,753	—	626,753
Death or Disability	—	—	505,930	—	505,930
Neill A. Char
Termination in Connection with a Change in Control(1)	1,463,188	19,744	828,020(4)	20,000	2,330,952
Termination without Cause or for Good Reason	731,594	—	—	—	731,594
Retirement	—	—	507,525	—	507,525
Death or Disability	—	—	411,358	—	411,358
Ralph M. Mesick
Termination without Cause (Retirement Eligible)(5)	1,127,527	—	1,034,129	—	2,161,656
Lance A. Mizumoto
Termination without Cause (Retirement Eligible)(5)	842,299	—	710,644	—	1,552,943

(1)
The severance amount included here assumes that there has been a “Change in Control” of the Company (as defined in the Executive Severance Plan) on December 29, 2023, the NEO has experienced a “CIC Qualifying Termination”

72	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
(as defined in the Executive Severance Plan), and the NEO agrees to be bound by, and complies with, the applicable restrictive covenants for twelve (12) months following termination.
(2)
For purposes of calculating the severance amount in accordance with the terms of the Severance Plan, includes the largest annual base salary during the preceding three fiscal years and the average of the actual paid bonus amounts under the Bonus Plan for each of the preceding two fiscal years.

(3)
Represents accelerated vesting of otherwise unvested performance share units granted under the LTIP and accelerated vesting of otherwise unvested restricted stock units granted under the Omnibus Plan.

(4)
The amounts included assume maximum performance for all unearned performance share units, which, upon a termination of employment without cause or for good reason (each as defined in the Omnibus Plan) during the two-year period following a change in control, are deemed earned at the greater of target and actual performance as of the date of a change in control with respect to all open performance periods, and represent earned performance under the 2021-2023 LTIP Awards, the performance conditions of which were satisfied by the NEOs as of December 31, 2023. Assuming target performance for all unearned performance share units (other than the 2021-2023 LTIP Awards) and earned performance for the 2021-2023 LTIP Awards, the amount to be received by each NEO upon a termination of employment without cause or for good reason during the two-year period following a change in control in respect of stock awards would be: for Mr. Harrison, $4,697,395, for Mr. Moses, $573,192, for Mr. Dods, $1,223,566 for Mr. Arizumi, $652,592, and for Mr. Char, $554,020.

(5)
Messrs. Mesick and Mizumoto’s employment with First Hawaiian terminated effective July 1, 2023 and October 1, 2023, respectively. Accordingly, the amounts reported for Messrs. Mizumoto and Mesick reflect the amounts actually received in connection with their termination. For information with respect to amounts paid to Messrs. Mizumoto and Mesick, see “—Compensation Discussion and Analysis—Payments to Mr. Mizumoto in Connection with Termination of Employment” and see “—Compensation Discussion and Analysis—Payments to Mr. Mesick in Connection with Termination of Employment.”

Pay Ratio Disclosure
The following table sets forth the ratio of the annual total compensation of our Chief Executive Officer, Robert S. Harrison, to the annual total compensation of the median employee.
2023 Annual Total Compensation ($)
Mr. Harrison, our Chief Executive Officer	$5,366,855
Our median employee	$66,295
Pay ratio estimate	81:1
In identifying our median employee, we examined our active employee population (including full-time, part-time and peak employees), excluding our Chief Executive Officer, as of December 31, 2023, the last day of our fiscal year. Our median employee was determined by reviewing payroll records for our employee population, as reported to the IRS on Form W2. We did not make any fulltime equivalent adjustments to part-time and peak-time employees.
The pay ratio identified above is a reasonable estimate calculated in a manner consistent with SEC rules based on our employment and payroll records. The SEC rules governing pay ratio disclosures allow companies to apply numerous methodologies, exclusions and reasonable assumptions, adjustments and estimates to reflect their compensation practices. Thus, pay ratios that are reported by other companies, including our peers, may not be directly comparable to ours because other companies may have different employment and compensation practices, and may utilize different assumptions, methodologies, exclusions and estimates in calculating the pay ratio.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	73

EXECUTIVE COMPENSATION
Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our CEO and Non-CEO NEOs and Company performance for the fiscal years listed below. More information on the Company’s compensation program and decisions for the 2023 performance year can be found in the “Compensation Discussion and Analysis” included in this Proxy Statement.
	Summary Compensation Table Total for CEO(1) ($)	Compensation Actually Paid to CEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(1) ($)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Core Return on Average Tangible Stockholders’ Equity (%)(5)
Year					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	5,366,855	3,454,911	1,522,774	1,402,194	95.04	115.64	235	18.4
2022	4,551,135	5,768,293	1,272,234	1,029,347	102.79	116.10	266	20.2
2021	4,427,813	4,769,225	1,354,207	1,430,129	103.73	124.74	266	16.3
2020	5,651,505	2,819,314	1,181,879	922,849	86.21	91.29	186	11.1

(1)
Robert S. Harrison was our CEO for each year presented. The individuals comprising the Non-CEO NEOs for each year presented are listed below.

2020	2021	2022	2023
Alan H. Arizumi	Alan H. Arizumi	Alan H. Arizumi	Alan H. Arizumi
Ravi Mallela	Ravi Mallela	Christopher L. Dods	Neill A. Char
Ralph M. Mesick	Ralph M. Mesick	Ravi Mallela	Christopher L. Dods
Lance A. Mizumoto	Lance A. Mizumoto	Ralph M. Mesick	Ralph M. Mesick
	Mitchell E. Nishimoto	Lance A. Mizumoto	Lance A. Mizumoto
James M. Moses

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the CEO and the Non-CEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year. As described above under “Compensation Discussion and Analysis—Other Benefits and Retirement Plans—Other Retirement and Deferred Compensation Arrangements,” Mr. Harrison is the only NEO who participates in the SERP, which was frozen, and all accruals of benefits, including service accruals, ceased, effective July 1, 2019.

Year	Summary Compensation Table Total for CEO ($)	Exclusion of Change in Pension Value for CEO ($)	Exclusion of Stock Awards for CEO ($)	Inclusion of Pension Service Cost for CEO ($)	Inclusion of Equity Values for CEO ($)	Compensation Actually Paid to CEO ($)
2023	5,366,855	(1,142,308)	(2,299,977)	—	1,530,341	3,454,911
2022	4,551,135	—	(1,999,986)	—	3,217,144	5,768,293
2021	4,427,813	—	(1,999,976)	—	2,341,388	4,769,225
2020	5,651,505	(1,874,412)	(1,999,984)	—	1,042,205	2,819,314
74	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Year	Average Summary Compensation Table Total for Non-CEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-CEO NEOs ($)	Average Exclusion of Stock Awards for Non-CEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-CEO NEOs ($)	Average Inclusion of Equity Values for Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)
2023	1,522,774	—	(453,318)	—	332,738	1,402,194
2022	1,272,234	—	(349,988)	—	107,101	1,029,347
2021	1,354,207	—	(391,985)	—	467,907	1,430,129
2020	1,181,879	—	(442,488)	—	183,458	922,849
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for CEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for CEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for CEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for CEO ($)	Total – Inclusion of Equity Values for CEO ($)
2023	2,714,159	(535,072)	(648,746)	—	1,530,341
2022	2,316,288	737,481	163,375	—	3,217,144
2021	1,846,760	360,544	134,084	—	2,341,388
2020	1,947,850	(627,344)	(278,301)	—	1,042,205
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-CEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-CEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-CEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-CEO NEOs ($)	Total – Average Inclusion of Equity Values for Non-CEO NEOs ($)
2023	527,687	(80,231)	(76,589)	(38,129)	332,738
2022	405,340	103,608	16,590	(418,437)	107,101
2021	389,490	66,030	41,829	(29,442)	467,907
2020	430,942	(177,191)	(70,293)	—	183,458

(4)
The Peer Group TSR set forth in this table utilizes the KBW Regional Banking Index (“KRX”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the KRX, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined Core Return on Average Tangible Stockholders’ Equity to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our CEO and Non-CEO NEOs in 2023, as required pursuant to Item 402(v) of Regulation S-K. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years. Core Return on Average Tangible Stockholders’ Equity is a non-GAAP financial measure. We compute our Core Return on Average Tangible Stockholders’ Equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total common equity. Please see Annex A for further explanation and a reconciliation.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	75

EXECUTIVE COMPENSATION
Description of Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Company and Peer Group Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years compared to that of the KBW Regional Banking Index over the same period.
76	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
Description of Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our net income during the four most recently completed fiscal years.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	77

EXECUTIVE COMPENSATION
Description of Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Core Return on Average Tangible Stockholders’ Equity
The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our Core Return on Average Tangible Stockholders’ Equity during the four most recently completed fiscal years. Core Return on Average Tangible Stockholders’ Equity is a non-GAAP financial measure. Please see Annex A for further explanation and a reconciliation.
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our CEO and other NEOs for 2023 to Company performance. The measures in this table are not ranked.
Core Return on Average Tangible Stockholders’ Equity
Core Return on Average Tangible Assets
Core Net Income
Asset Quality Metric
Total Shareholder Return
78	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Advisory vote on the frequency of future votes on the compensation of our named executive officers
Proposal
•
We are asking stockholders to approve the frequency of future advisory stockholder votes on the compensation of our named executive officers.

The Board of Directors unanimously recommends that you vote to hold an advisory vote on the compensation of our named executive officers ‘‘EVERY YEAR.”

Pursuant to Section 14A of the Exchange Act, we are providing stockholders with the opportunity to recommend, in a non-binding advisory vote, whether future non-binding advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC (commonly known as “say-on-pay” votes) should occur every one, two or three years. Stockholders have the option of recommending a say-on-pay vote every year, every two years, or every three years, or abstaining from making a recommendation. Following, and in accordance with, the result of our most recent advisory vote on the frequency of future say-on-pay votes, which was conducted at our 2018 Annual Meeting of Stockholders, we have been holding say-on-pay votes every year. The Compensation Committee and the Board of Directors recognize the importance of receiving regular input from our stockholders on important issues such as executive compensation. As such, we believe that conducting an advisory vote on our executive compensation on an annual basis to be the most appropriate choice for our stockholders. Although your vote is non-binding, we will strongly consider the views of our stockholders when determining how often to hold a “say on pay” vote.

Required Vote
The frequency (i.e., Every Year, Every Two Years or Every Three Years) that receives the highest number of votes cast by stockholders will be considered by us as the stockholders’ recommendation as to the frequency of future stockholder advisory notes to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A FREQUENCY OF EVERY YEAR FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	79

AUDIT MATTERS
PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ratification of the Appointment of Deloitte & Touche LLP
Proposal
•
We are asking stockholders to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accountants for the year ending December 31, 2024.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2024.

Deloitte & Touche LLP, independent registered public accounting firm, served as the independent registered public accounting firm for the Company for the fiscal year ended December 31, 2023, and the Audit Committee has appointed Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 2024. The Board and the Audit Committee recommend that stockholders ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2024. The Company’s organizational documents do not require that stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Board believes such ratification is a matter of good corporate practice. If stockholders do not ratify the appointment, the Audit Committee will reconsider its selection but may still retain Deloitte & Touche LLP. One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and afforded an opportunity to make a statement, if they desire to do so, and to be available to respond to questions from stockholders.

Required Vote
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the effect of voting against this proposal.

The Board of Directors and the Audit Committee unanimously recommend that you vote
FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2024.

80	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

AUDIT MATTERS
AUDIT COMMITTEE REPORT
The Audit Committee of the Board, which consists entirely of directors who meet the independence requirements of applicable SEC regulations and the NASDAQ listing standards for audit committee members, has furnished the following report:
Report of the Audit Committee
The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the U.S. (“GAAP”). The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors and in accordance with the Audit Committee Charter.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit
Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to GAAP. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the Company’s independent registered public accounting firm is “independent.”

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	81

AUDIT MATTERS
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31,
2023 for filing with the SEC. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Audit Committee Members
C. Scott Wo (Chair)	Michael K. Fujimoto	Faye W. Kurren
PRINCIPAL ACCOUNTANT FEES
The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of the Company’s annual consolidated financial statements at and for the fiscal years ended December 31, 2023 and 2022 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.
	2023	2022
Audit Fees(1)	$2,532,000	$2,273,000
Audit Related Fees	—	—
Tax Fees(2)	178,000	—
All Other Fees(3)	16,000	—
Total	$2,726,000	$2,273,000

(1)
Consists of fees for professional services rendered for the audit of our consolidated financial statements, including the audit of internal controls over financial reporting, and reviews of our quarterly financial statements, including registration statements and offerings, or for services provided in connection with statutory and regulatory filings.

(2)
Consists of consultations related to excise tax matters.

(3)
Consists of fees related to Board education events.

PREAPPROVAL POLICIES AND PROCEDURES
The Audit Committee Charter requires the preapproval of all fees and services to be provided by the Company’s independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit
Committee has sole authority, without action by the Board, for the review and approval of such services and fees. In 2023 and 2022, all such fees and services were preapproved by the Audit Committee in accordance with these procedures.

82	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

BIOGRAPHIES OF EXECUTIVE OFFICERS
A brief biography of each person who serves as an executive officer of First Hawaiian at March 14, 2024, other than Mr. Harrison, is set forth below. For information about Mr. Harrison, please see his biography in the “Corporate Governance and Board Matters―Director Nominees” section on page 18 of this proxy statement.
Vice Chairman, Wealth Management Group	Alan H. Arizumi	Age 64

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
As Vice Chairman, Wealth Management Group (2013 to present)

•
Responsible for overseeing all areas of the Wealth Management Group, which include:

–
Personal Trust

–
Private Banking

–
Wealth Advisory

–
Institutional Advisory Services

–
Investment Services

–
Wealth Management Service Center

–
Trust Compliance

–
Bishop Street Capital Management Corporation

•
Serves on the Bank’s Senior Management Committee (December 2009 to present)

•
Oversaw Consumer Banking Group (2014 to 2017)

•
Chairman and Chief Executive Officer of Bishop Street Capital Management Corporation, a subsidiary of the Bank (2013 to 2017)

•
Executive Vice President of the Bank’s Business, Dealer and Card Services Group (2010 to 2013)

•
Executive Vice President and Chief Risk Officer of the Bank’s Risk Management Group (2009 to 2010)

OTHER ENGAGEMENTS
•
Member of the Board and Treasurer, Hawaii Community Foundation

•
Member of the McKinley High School Foundation.

•
Member of the Board, KCAA Preschools of Hawaii

•
Special Advisor to the Oahu Economic Development Board

EDUCATION
•
Bachelor’s degree in Business Administration, University of Hawaii

•
Graduate of the Pacific Coast Banking School

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	83

BIOGRAPHIES OF EXECUTIVE OFFICERS
Executive Vice President, Wholesale Banking Group	Darlene N. Blakeney	Age 61

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Executive Vice President and Chief Lending Officer, Wholesale Banking Group (October 2023 to present)

•
Responsible for all areas of the Wholesale Banking Group, including:

–
Corporate Banking Division

–
Trade Finance Department

–
Commercial Real Estate Division

–
Commercial Loan Center

–
Business Services Division

–
Hawaii Dealer Division

–
Western Region Dealer Center

–
First Hawaiian Leasing, Inc.

•
Serves as a member of the Bank’s Senior Management Committee

•
Previously served as Executive Vice President and Division Manager of the Corporate Banking Division from January 2020 to September 2023 and in various management roles from April 2015 to January 2020.

•
Joined the Bank in 2015

HANAHAU’OLI SCHOOL
•
Director of Finance & Operations
(2006 to 2015)

BANK OF HAWAII
•
Senior Vice President and Division Manager, worked in the areas of Corporate Banking, Commercial Real Estate, Commercial Banking and Credit Review (1988 to 2006)

OTHER ENGAGEMENTS
•
Director, YWCA of Oahu

•
Member of the Board of Trustees, Le Jardin Academy

EDUCATION
•
Bachelor’s Degree and MBA, University of Hawaii at Manoa

•
Graduate of the Pacific Coast Banking School

•
Graduate of the National Commercial Lending Graduate School

84	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

BIOGRAPHIES OF EXECUTIVE OFFICERS
Vice Chairman, Retail and Commercial Banking Group	Neill A. Char	Age 52

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman, Retail and Commercial Banking Group (2021 to present)

•
Responsible for all areas of the Retail Banking Group, including:

–
Branch network in Hawaii, Guam and Saipan

–
Middle market commercial banking and real estate in Hawaii, Guam and Saipan

–
Commercial Income Property Division

•
Serves as a member of the Bank’s Senior Management Committee

•
Served in executive leadership positions in the areas of Commercial Banking, Private Banking and the Wealth Advisory Division of the Wealth Management Group (2009-2020)

OTHER ENGAGEMENTS
•
Director of the Rehabilitation Hospital of the Pacific

•
Director of the Oahu Economic Development Board

EDUCATION
•
Bachelor’s degree in Finance, University of Hawaii at Manoa

•
Honors Graduate; Pacific Coast Banking School

•
Chartered Retirement Planning Counselor

•
Life Insurance license (State of Hawaii)

Vice Chairman and Chief Operating Officer, Digital Banking and Marketing Group	Christopher L. Dods	Age 49

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Chief Operating Officer (2021 to present)

•
Serves as a member of the Bank’s Senior Management Committee

•
Executive Vice President and Digital Banking & Marketing Group Manager (2020-2021)

•
Executive Vice President and Consumer Banking & Marketing Group Manager (2017-2020)

•
Executive Vice President and Marketing Communications Division Manager (2014-2017)

•
Senior Vice President and Card Services Division Manager (2012-2014)

•
Joined the Bank in 2007

OTHER ENGAGEMENTS
•
Member of the Board of Trustees, Mid Pacific Institute

•
Member of the Advisory Board of First Insurance Hawaii

EDUCATION
•
M.B.A., University of California – Davis, Graduate School of Management

•
Bachelor of Arts, Trinity College – Hartford, Connecticut

•
Graduate of the Pacific Coast Banking School

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	85

BIOGRAPHIES OF EXECUTIVE OFFICERS
Vice Chairman and Chief Financial Officer, Finance Group	James M. Moses	Age 47

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Vice Chairman and Chief Financial Officer, Finance Group (January 2023 to present)

FIRST BANK, St. Louis, Missouri
•
Executive Vice President and Chief Financial Officer (March 2021-September 2022)

BERKSHIRE HILLS BANCORP, INC.
BERKSHIRE BANK, Boston, Massachusetts
•
Executive Vice President and Chief Financial Officer (July 2016-March 2021)

WEBSTER BANK, Waterbury, Connecticut
Senior Vice President—Manager, Asset Liability Management
•
Managed all aspects of asset liability management (2011-2016)

EDUCATION
•
M.B.A., Managerial Finance Immersion, Cornell University, Johnson Graduate School of Management

•
Bachelor of Science degree in Finance, St. Bonaventure University, St. Bonaventure, New York

Executive Vice President and Chief Risk Officer, Risk Management Group	Lea M. Nakamura	Age 58

BACKGROUND
FIRST HAWAIIAN, INC. AND FIRST HAWAIIAN BANK
•
Executive Vice President and Chief Risk Officer (July 2023 to present)

•
Responsible for the design, implementation and oversight of the Company’s risk management strategy and framework

•
Serves as a member of the Bank’s Senior Management Committee

•
Executive Vice President and Treasurer (March 2018 – September 2023)

•
Enterprise and Market Risk Manager (September 2017 – March 2018)

•
Responsibility for trade finance and swaps (2014 – 2017)

•
Joined the Bank in 2014

BANK OF HAWAII
•
Various positions, most recently as Senior Vice President (1989 to 2014)

•
Responsibility over the years for various Treasury lines and functions

OTHER ENGAGEMENTS
•
Director, Hawaii Economic Association

EDUCATION
•
B.S. in Foreign Service with a concentration in Economics and Asian Studies, Georgetown University, Washington, DC

•
Certificate in Applied Mathematics, University of Illinois at Urbana-Champaign

86	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
The following table sets forth information, based on data provided to us or filed with the Securities and Exchange Commission (the “SEC”), with respect to beneficial ownership of shares of our common stock as of March 1, 2024 for (i) all persons known by us to own beneficially more than 5% of our outstanding common stock, (ii) each of our NEOs, (iii) each of our directors and (iv) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each stockholder listed below is c/o First Hawaiian, Inc., 999 Bishop Street, Honolulu, Hawaii 96813.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Greater than 5% Stockholders
BlackRock, Inc.	16,879,941(2)	13.2%
The Vanguard Group	14,651,233(3)	11.5
Kayne Anderson Rudnick Investment Management, LLC	12,949,306(4)	10.1
Manulife Financial Corporation	10,169,905(5)	8.0
State Street Corporation	6,491,935(6)	5.1
Directors and Named Executive Officers
Robert S. Harrison	341,681(7)	*
Michael K. Fujimoto	9,494(8)	*
Faye W. Kurren	22,267(8)	*
James S. Moffatt	8,085(8)	*
Mark M. Mugiishi	4,805(8)	*
Kelly A. Thompson	8,085(8)	*
Allen B. Uyeda	25,982(8)	*
Vanessa L. Washington	13,487(8)	*
C. Scott Wo	67,039(8)	*
Alan H. Arizumi	59,747(7)	*
Neill A. Char	17,997(7)	*
Christopher L. Dods	42,786(7)	*
James M. Moses	4,623(7)	*
Ralph M. Mesick	9,064(7)	*
Lance A. Mizumoto	37,394(7)	*
Directors and executive officers as a group (15 persons)	641,333(7)	*

*
Less than 1%.

(1)
Based on 127,636,937 shares of First Hawaiian common stock outstanding as of March 1, 2024.

(2)
Based solely upon information contained in the Amendment No. 5 to Schedule 13G filed by BlackRock, Inc. with the

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	87

STOCK OWNERSHIP
SEC on January 23, 2024, wherein BlackRock, Inc. reported sole voting power as to 16,530,322 shares of common stock and sole dispositive power as to 16,879,941 shares of common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)
Based solely upon information contained in the Amendment No. 6 to Schedule 13G filed by The Vanguard Group with the SEC on February 13, 2024, wherein The Vanguard Group reported shared voting power as to 47,708 shares of common stock, sole dispositive power as to 14,470,265 shares of common stock and shared dispositive power as to 180,968 shares of common stock. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
Based solely upon information contained in the Amendment No. 4 to Schedule 13G filed by Kayne Anderson Rudnick Investment Management LLC (“Kayne Anderson”) with the SEC on February 13, 2024, wherein Kayne Anderson reported sole voting power as to 8,939,786 shares of common stock, sole dispositive power as to 10,378,120 shares of common stock and shared voting power and shared dispositive power as to 2,571,186 shares of common stock. The principal business address of Kayne Anderson is 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067.

(5)
Based solely upon information contained in the Amendment No. 2 to Schedule 13G filed by Manulife Financial Corporation (“MFC”) and MFC’s indirect, wholly owned subsidiaries, Manulife Investment Management Limited (“MIML”) and Manulife Investment Management (US) LLC (“MIM (US)”), with the SEC on February 13, 2024, wherein MFC reported no shares of common stock beneficially owned, MIML reported sole voting and sole dispositive power as to 14,353 shares of common stock and MIM (US) reported sole voting power and sole dispositive power as to 10,155,552 shares of common stock. The principal business address of MFC and MIML is 200 Bloor Street East, Toronto, Ontario, Canada, M4W IE5, and the principal business address of MIM (US) is 197 Clarendon Street, Boston, MA 02116.

(6)
Based solely upon information contained in the Schedule 13G filed by State Street Corporation with the SEC on January 24, 2024, wherein State Street Corporation reported shared voting power as to 693,358 shares of common stock, sole dispositive power as to 6,491,935 shares of common stock and shared dispositive power as to 6,491,935 shares of common stock. The principal business address of State Street Corporation is State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114-2016.

(7)
For Mr. Harrison and for directors and executive officers as a group, the amounts shown include 6,073 shares underlying restricted stock unit awards awarded to Mr. Harrison that vested on February 24, 2024, which shares must be delivered to Mr. Harrison within 30 days of the vesting date. Such amount is reported net of shares Mr. Harrison elected to have withheld to satisfy tax obligations. For Messrs. Harrison, Arizumi, Char and Dods and for directors and executive officers as a group, the amounts shown include 6,313, 922 (including 121 shares deemed to be beneficially owned by Mr. Arizumi’s wife), 728, 1,894 and 10,282 shares, respectively, underlying restricted stock unit awards that vested on February 23, 2024, which shares must be delivered to the award recipients within 30 days of the vesting date. Such amounts are reported net of shares such individuals elected to have withheld to satisfy tax obligations. For Messrs. Harrison, Arizumi, Char, Dods and Moses and for directors and executive officers as a group, the amounts shown include 7,764, 1,068 (including 134 shares deemed to be beneficially owned by Mr. Arizumi’s wife), 934, 2,362, 2,224 and 15,032 shares, respectively, underlying restricted stock unit awards that vested on February 22, 2024, which shares must be delivered to the award recipients within 30 days of the vesting date. Such amounts are reported net of shares such individuals elected to have withheld to satisfy tax obligations. For Messrs. Harrison, Arizumi, Char, Dods, Mesick and Mizumoto and for directors and executive officers as a group, the amounts shown includes 33,276, 5,784 (including 640 shares deemed to be beneficially owned by Mr. Arizumi’s wife), 3,552, 4,357, 7,384, 5,569 and 49,065 shares of common stock underlying performance share units that were granted under the LTIP for the 2021-2023 performance cycle, which performance share units vested on February 23, 2024. The shares underlying such awards must be delivered within 30 days of the vesting date. Such amounts are net of shares such individuals elected to have withheld to satisfy tax obligations. For Mr. Arizumi and for all directors and executive officers as a group, in addition to the shares noted above, such amounts include shares owned by Mr. Arizumi’s wife. Mr. Arizumi disclaims beneficial ownership of shares owned by his wife.

(8)
Amounts shown include 3,713 shares of common stock deemed to be beneficially owned by each of Directors Fujimoto, Kurren, Moffatt, Mugiishi, Thompson, Uyeda, Washington and Wo, which shares underlie restricted stock units that will vest on the earlier of  (a) April 26, 2024, (b) the date of First Hawaiian, Inc.’s 2024 annual meeting of stockholders and (c) a change in control of First Hawaiian, Inc., subject to continued service on the Board through the vesting date, and will settle in shares of common stock on a one-for-one basis within 30 days of vesting. For a discussion of these awards, see “Corporate Governance and Board Matters—Board of Directors, Committees and Governance—2023 Director Compensation.”

88	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

STOCK OWNERSHIP
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the Company’s common stock to file with the SEC reports concerning their ownership of, and transactions in, such common stock. The reports are published on our website at http://ir.fhb.com/corporate-governance/highlights.
Based on a review of these reports filed by the Company’s officers, directors and stockholders, and on written representations from certain reporting persons, the Company believes that its officers, directors and stockholders complied with all filing requirements under Section 16(a) of the Exchange Act during fiscal year 2023, except that Messrs. Dods and Char each filed one late report with respect to one transaction.

Business Relationships and Related Party Transactions Policy
We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for director, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related party transactions.”
Related Party Transactions Policy

Our Board has adopted a written policy governing the review and approval of transactions with related parties that will or may be expected to exceed $120,000 in any fiscal year. The policy calls for the related party transactions to be reviewed and, if deemed appropriate, approved or ratified by our Audit Committee. Upon determination by our Audit Committee that a transaction requires review under the policy, the material facts are required to be presented to the Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee will take into account, among other relevant factors, whether the related party transaction is in our best interests, whether it involves a conflict of interest and the commercial reasonableness of the transaction. In the event that we become aware of a related party transaction that was not approved under the policy before it was entered into, our Audit Committee will review such transaction as promptly as reasonably practical and will take such course of action as may be deemed appropriate under the circumstances. In the event a member of our Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.
Certain decisions and transactions are not subject to the related party transaction approval policy, including:
•
decisions on compensation or benefits relating to directors or executive officers, and

•
indebtedness to us in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to us and not presenting more than the normal risk of collectability or other unfavorable features.

Other Related Party Transactions

In the ordinary course of our business, we have engaged, and expect to continue engaging, through the Bank in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time such loan was made as loans made to persons who were not related to us. These loans do not involve more than the normal credit collection risk and do not present any other unfavorable features.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	89

FREQUENTLY ASKED QUESTIONS ABOUT
THE ANNUAL MEETING AND VOTING
Why am I receiving these materials?

We are providing these proxy materials to you in connection with the solicitation, by the Board of Directors of First Hawaiian, Inc., of proxies to be voted at the Annual Meeting. You are receiving this Proxy Statement because you were a First Hawaiian, Inc. stockholder as of the close of business on March 1, 2024, the record date for the Annual Meeting.
This Proxy Statement provides notice of the Annual Meeting, describes the proposals presented for stockholder action and includes information required to be disclosed to stockholders.
When and where is the Annual Meeting?
The Annual Meeting will be held:
When	Where
Wednesday, April 24, 2024 8:00 a.m., Hawaii Standard Time
Virtually via webcast. To join the Annual Meeting, visit https://web.lumiagm.com/224987645 password fh2024 (case sensitive), access available beginning at 7:30 a.m. local time in Honolulu, Hawaii on April 24, 2024. There will not be a physical meeting in Hawaii or anywhere else.

What matters will be submitted to stockholders at the Annual Meeting, and what are the Board’s recommendations as to how I should vote on each proposal?

At the Annual Meeting, you will be asked to vote on each of the following matters:
Proposal		Board Voting Recommendation	See Page
1.	The election to our Board of Directors of the nine nominees named in the attached Proxy Statement to serve until the 2024 Annual Meeting of Stockholders	FOR each director nominee	15
2.	An advisory vote on the compensation of our named executive officers as disclosed in the attached Proxy Statement	FOR	38
3.	The frequency of future votes on the compensation of our named executive officers	EVERY YEAR	79
4.	The ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	80
90	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
Will any other matters be voted on?

First Hawaiian is not aware of any business other than the items referred to in the Notice of Annual Meeting that will be considered at the Annual Meeting. If any matters other than those referred to in the Notice of Annual Meeting properly come before the Annual Meeting, the individuals named in the accompanying proxy card will vote the proxies held by them in accordance with their best judgment.
Who may vote at the Annual Meeting?

Only record holders of our common stock as of the close of business on March 1, 2024 (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, the Company had outstanding 127,636,937 shares of common stock. Each outstanding share of common stock entitles the holder to one vote on each matter to be voted upon at the Annual Meeting.
How can I attend the virtual Annual Meeting?

The Annual Meeting will be conducted online via live webcast. Stockholders of record as of March 1, 2024 will be able to participate in the Annual Meeting. To join the Annual Meeting, visit https://web.lumiagm.com/224987645, access available beginning at 7:30 a.m. local time in Honolulu, Hawaii on April 24, 2024. Enter your voter control number found on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, along with the password of fh2024 (case sensitive). Once admitted to the meeting platform, you may submit questions and/or vote during the Annual Meeting by following the instructions that will be available on the meeting website. Help and technical support for accessing and participating in the virtual meeting is available at https://go.lumiglobal.com/faq.
If you are a stockholder holding your shares in “street name” as of the close of business on March 1, 2024, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee.
The Annual Meeting will begin promptly at 8:00 a.m., Hawaii Standard Time, on Wednesday, April 24, 2024. You may log into the meeting platform beginning at 7:30 a.m., local time in Honolulu, Hawaii, on April 24, 2024.
If you wish to submit a question for the Annual Meeting, you may type it into the dialogue box provided on the virtual meeting platform at any point during the virtual meeting (until the floor is closed to questions).
What can I do if I need technical assistance during the Annual Meeting?

Help and technical support for accessing and participating in the virtual meeting is available at https://go.lumiglobal.com/faq. Technical support will be provided one hour prior to the meeting and will be staffed one hour prior to the start of the Annual Meeting until the conclusion of the Annual Meeting.
If I cannot participate in the live Annual Meeting webcast, can I still vote?

You may vote your shares before the meeting by telephone, by internet or by mail by following the instructions in your proxy card or voting instruction form. See “How do I submit by vote” below for further information.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	91

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
How are votes counted, and what is the required vote for each proposal?

Proposal		Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes
1.	Election of Directors	Majority of the votes cast FOR or AGAINST (for each director nominee)	No effect―not counted as a “vote cast”	No	No effect
2.	Advisory Approval of the Compensation of Our Named Executive Officers	Majority of the shares present in person or represented by proxy	Treated as a vote AGAINST the proposal	No	No effect
3.	Frequency of the vote on the compensation of Our Named Executive Officers
The frequency (i.e., Every Year, Every Two Years or Every Three Years) that receives the highest number of votes cast by stockholders will be considered by us as the stockholders’ recommendation as to the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.
			No effect―not counted as a “vote cast”	No	No effect
4.	Ratification of the Appointment of Deloitte & Touche LLP	Majority of the shares present in person or represented by proxy Majority of the shares present in person or represented by proxy	Treated as a vote AGAINST the proposal	Yes	Not applicable
As of March 1, 2024, the Record Date, there were 127,636,937 shares of our common stock outstanding, each of which entitles the holder to one vote for each matter to be voted upon at our Annual Meeting.
Shares of capital stock of the Company (i) belonging to the Company or (ii) held by another corporation if the Company owns, directly or indirectly, a sufficient number of shares entitled to elect a majority of the directors of such other corporation, are not counted in determining the total number of outstanding shares and will not be voted.
Notwithstanding the foregoing, shares held by the Company in a fiduciary capacity are counted in determining the total number of outstanding shares at any given time and may be voted.
PROPOSAL 1―ELECTION OF DIRECTORS
The affirmative vote of a majority of the votes cast is required for the election of directors in an uncontested election, such as the election of directors at the 2024 Annual Meeting. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast
“AGAINST” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. Any nominee who does not receive a majority of votes cast “for” his or her election would be required to tender his or her resignation promptly following the failure to receive the required vote. Within 90 days of the certification of the stockholder vote, the Corporate Governance and Nominating Committee would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation and disclose its decision-making process. In a contested election, the required vote would be a plurality of votes cast. Full details of this policy are set forth in our Corporate Governance Guidelines, which can be found on the investor relations section of our website located at http://www.fhb.com.
PROPOSAL 2―ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The affirmative vote of a majority of the shares present in person or represented by proxy and

92	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
entitled to vote on Proposal 2 is required for the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board of Directors. Abstentions will have the effect of voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
PROPOSAL 3―ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The frequency (i.e., Every Year, Every Two Years or Every Three Years) that receives the highest number of votes cast by stockholders will be considered by us as the stockholders’ recommendation as to the frequency of future stockholder advisory votes to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
PROPOSAL 4―RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on Proposal 4 is required for the ratification of the appointment of our independent registered public accounting firm. Abstentions will have the effect of voting against this proposal.

How do I submit my vote?
STOCKHOLDERS OF RECORD

BY TELEPHONE	BY INTERNET	BY MAIL
Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries
Prior to the Annual Meeting, visit the website listed on your proxy card/voting instruction form to vote via the Internet.
During the Annual Meeting, visit our Annual Meeting website at https://web.lumiagm.com/224987645 password fh2024 (case sensitive)
Complete, sign and date the proxy card and mail it in the enclosed postage-paid envelope
•
Have your proxy card available and follow the instructions.

•
Proxy cards submitted by mail must be received by us by April 23, 2024.

BENEFICIAL OWNERS
If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.
What constitutes a quorum?

The Annual Meeting will be held only if a quorum is present. A quorum will be present if the holders of a majority of the shares of common stock outstanding on the Record Date and entitled to vote on a matter at the Annual Meeting are represented, in person or by proxy, at the Annual
Meeting. Shares represented by properly completed proxy cards either marked “abstain” or “withhold,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Annual Meeting. If shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as represented at the Annual Meeting for the purpose of determining whether a quorum is present at the Annual Meeting.
Can I change or revoke my vote after I return my proxy card?

Yes. If you are a stockholder of record, you may change your vote by:
•
voting at the Annual Meeting;

•
returning a later-dated proxy card;

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	93

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
•
entering a new vote by telephone or on the Internet; or

•
delivering written notice of revocation to the Company’s Secretary by mail at 999 Bishop Street, Honolulu, Hawaii 96813.

Who will count the votes?

A representative of our Transfer Agent, Equiniti Trust Company, LLC, will act as inspector of election at the Annual Meeting and will count the votes.
Will my vote be kept confidential?

Yes. As a matter of policy, stockholder proxies, ballots and tabulations that identify individual stockholders are kept secret and are available only to the Company and its inspectors, who are required to acknowledge their obligation to keep your votes confidential.
Who pays to prepare, mail and solicit the proxies?

The Company pays all of the costs of preparing, mailing and soliciting proxies in connection with this Proxy Statement. In addition to soliciting proxies through the mail by means of this Proxy Statement, we may solicit proxies through our directors, officers and employees in person and by telephone, facsimile or email. The Company asks brokers, banks, voting trustees and other nominees and fiduciaries to forward proxy materials to the beneficial owners and to obtain authority to execute proxies. The Company will reimburse the brokers, banks, voting trustees and other nominees and fiduciaries upon request. In addition to solicitation by mail, telephone, facsimile, email or personal contact by its directors, officers and employees, the Company has retained the services of D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005 to solicit proxies for a fee of $10,000, plus expenses.
How will my shares be voted if I sign, date and return my proxy card?

If you sign, date and return your proxy card and indicate how you would like your shares voted, your shares will be voted as you have instructed.
If you sign, date and return your proxy card but do not indicate how you would like your shares voted, your proxy will be voted:
•
“FOR” the election of each of the nine nominees named in this Proxy Statement;

•
“FOR” the resolution approving the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;

•
a frequency of “EVERY YEAR” for future advisory votes on the compensation of our named executive officers; and

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

With respect to any other business that may properly come before the Annual Meeting that is submitted to a vote of the stockholders, including whether or not to adjourn the Annual Meeting, your shares will be voted in accordance with the best judgment of the persons voting the proxies.
How will broker non-votes be treated?

A broker non-vote occurs when a broker who holds its customer’s shares in street name submits proxies for such shares but indicates that it does not have authority to vote on a particular matter.
Generally, this occurs when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters only, but not on other matters. If you are a beneficial owner whose shares are held of record by a broker, then your broker has discretionary voting authority to vote your shares on the following proposal:
•
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

However, your broker does not have discretionary authority to vote on the following proposals:
•
To elect the nine nominees named in this Proxy Statement.

•
To approve, on advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

•
To vote on the frequency of future votes on the compensation of our named executive officers.

94	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING
YOUR VOTE IS IMPORTANT
Because many stockholders cannot personally attend the Annual Meeting, it is necessary that a large number be represented by proxy in order to satisfy that a quorum be present to conduct business at the Annual Meeting. Whether or not you plan to attend the meeting in person, prompt voting will be appreciated. Stockholders of record can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services are provided on the proxy card.
Of course, you may still vote your shares on the proxy card. To do so, we ask that you complete, sign, date and return the enclosed proxy card promptly in the postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, April 24, 2024

This Proxy Statement, our 2023 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available free of charge on our website at http://proxy.fhb.com.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	95

OTHER BUSINESS
As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend to vote each proxy, to the extent entitled, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2025 Annual Meeting of Stockholders must submit their proposals by certified mail, return receipt requested, and must be received by the Company’s Secretary at our principal offices in Honolulu, Hawaii on or before November 14, 2024, to be eligible for inclusion in our proxy statement and proxy card relating to that meeting. In the event that we hold our 2025 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which stockholders’ proposals must be received in our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
In accordance with the Company’s Bylaws, proposals of stockholders intended to be presented at the 2025 Annual Meeting of Stockholders (other than director nominations) must be received by the Company’s Secretary no later than January 24, 2025, nor earlier than December 25, 2024, provided that if the 2025 Annual Meeting is held more than 30 days before, or 60 days after, April 24, 2025, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed. Furthermore, in order for any stockholder to properly propose any business for consideration at the 2025 Annual Meeting, including the nomination of any person for election as a director, or any other matter raised other than pursuant to Rule 14a-8 of the proxy rules adopted under the Exchange Act, written notice of the stockholder’s intention to make such proposal must be furnished to the Company in accordance with, and including such information required by, the Company’s Bylaws.
The Corporate Governance and Nominating Committee considers nominees recommended by stockholders as candidates for election to the Board using the same criteria as candidates selected by the Corporate Governance and Nominating Committee discussed in the section entitled “Proposal 1—Election of Directors.” A stockholder wishing to nominate a candidate for election to the Board at an annual meeting is required to give written notice to the Company’s Secretary of his or her intention to make a nomination in accordance with the requirements contained in the Company’s Bylaws. Pursuant to the Company’s Bylaws, notice of director nominations to be presented at the 2025 Annual Meeting of Stockholders must be received by the Company’s Secretary no later than January 24, 2025, nor earlier than December 25, 2024, provided that if the 2025 Annual Meeting of Stockholders is held more than 30 days before, or 60 days after, April 24, 2025, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed. If the number of directors to be elected to the Board is increased and either all of the nominees for director or the size of the increased Board is not publicly announced or disclosed by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting, notice of any stockholder nominees to serve as directors for any newly created positions resulting from the increased size may be delivered to the Company’s Secretary no later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board shall have been publicly announced or disclosed.
In addition, Section 1.13 of the Company’s Bylaws (the “Proxy Access Bylaw”) provides a right of proxy access, which enables stockholders, under specified conditions, to include their nominees for election as directors in the Company’s proxy materials. Under

96	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

OTHER BUSINESS
the Bylaws, any stockholder, or a group of up to twenty stockholders, owning at least three percent of the Company’s outstanding shares of common stock continuously for at least three years is eligible to nominate and include in the Company’s annual meeting proxy materials director nominees constituting the greater of two directors or twenty percent of the total number of directors of the Company, provided that the stockholder(s) and nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. Stockholders seeking to have one or more nominees included in the Company’s proxy statement for its 2025 annual meeting of stockholders must deliver the notice required by the Company’s Proxy Access Bylaw. To be timely, the notice must be received at the Company’s principal executive offices no later than January 24, 2025, nor earlier than December 25, 2024, provided that if the 2025 Annual Meeting of Stockholders is held more than 30 days before, or 60 days after, April 24, 2025, such notice must be given by the later of the close of business on the date 90 days prior to the meeting date or the tenth day following the date the meeting date is first publicly announced or disclosed.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 24, 2025.
A copy of the Company’s Bylaws is available upon request to:
First Hawaiian, Inc.
c/o the Secretary
999 Bishop Street
Honolulu, Hawaii 96813
and can also be found under the Investor Relations section of our website at
ir.fhb.com/corporate-governance/highlights.

DISTRIBUTION OF CERTAIN DOCUMENTS
This Proxy Statement, our 2023 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at http://proxy.fhb.com.
We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at ir.fhb.com or the SEC’s website at www.sec.gov.
This Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE STOCKHOLDERS
To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on SEC rules that permit us to deliver only one proxy statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive a separate copy of this Proxy Statement, our 2023 Annual Report to Stockholders and our Annual Report on Form 10-K
for the fiscal year ended December 31, 2023, or if you wish to receive separate copies of future annual reports or proxy statements, you may write to: First Hawaiian, Inc., c/o the Secretary, 999 Bishop Street, Honolulu, Hawaii 96813. We will deliver promptly upon written request a separate copy of any or all such documents to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy by writing to us at the above address.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	97

OTHER BUSINESS
INFORMATION NOT INCORPORATED BY REFERENCE
No reports, documents or websites that are cited or referred to in this Proxy Statement shall be deemed to form part of, or to be incorporated by reference into, this Proxy Statement or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate such information by reference.

FORWARD-LOOKING STATEMENTS
This Proxy Statement includes forward-looking statements. These statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
We will furnish copies of our SEC filings (without exhibits), including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as the 2023 Annual Report, without charge to any stockholder upon written request or verbal request to our Company’s Secretary at:
First Hawaiian, Inc. Attention: Secretary 999 Bishop Street Honolulu, Hawaii 96813
By Order of the Board of Directors,
Joel E. Rappoport
Executive Vice President, General Counsel
and Secretary
Honolulu, Hawaii
March 14, 2024
A copy of the Company’s 2023 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as filed with the SEC are being furnished together with this Proxy Statement. Neither the Company’s 2023 Annual Report nor its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 forms any part of the material for the solicitation of proxies.

98	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

ANNEX A
Non-GAAP Reconciliation
NON-GAAP FINANCIAL MEASURES
Overview
In addition to reporting our financial information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, we believe that certain non-GAAP measures provide investors with meaningful insights into the Company’s ongoing business performance. In this Proxy Statement, we present return on average tangible stockholders’ equity, which is a non-GAAP financial measure. Please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023 for an explanation and reconciliation.
In addition, certain metrics presented in the “Executive Compensation” section of this Proxy Statement are presented on an adjusted, or “core” basis. These include core net income and core return on average tangible stockholders’ equity. We also refer to core return on average tangible assets in this Proxy Statement, which is the ratio of core net income to average tangible assets. These metrics are non-GAAP financial measures. Additional detail and reconciliations of the measures presented on a “core” basis are set out below. Further information as to the manner that the Company uses these measures to evaluate compensation is included in “Executive Compensation” in this Proxy Statement.
Core Net Income and Reconciliation
Core net income excludes from net income, the corresponding GAAP measure, the impact of certain items that we do not believe are representative of our financial results. The table below presents a reconciliation of Core Net Income to net income:
	For the Fiscal Years Ended December 31,
	2023	2022	2021
	($ in thousands)
Net income	$234,983	$265,685	$265,735
Gain on sale of Visa Class B stock	(40,778)	—	—
Losses (gains) on sale of securities	39,986	—	(102)
Gain on the sale of a branch property	(7,870)	—	—
Costs associated with the sale of stock (Visa)(1)	3,026	1,784	6,014
FDIC special assessment	16,326	—	—
One-time noninterest expense items(2)	7,817	967	12,234
Tax adjustments(3)	(4,636)	(734)	(4,652)
Total core adjustments	13,871	2,017	13,494
Core net income	$248,854	$267,702	$279,229

(1)
Costs associated with the sale of stock related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted shares in 2016, including decreases in the conversion rate.

(2)
One-time items for the year ended December 31, 2023 consisted of a settlement expense in connection to a lawsuit against the Company and severance costs. One-time item for the year ended December 31, 2022 consisted of a one-time employee bonus related to the core conversion. One-time items for the year ended December 31, 2021 consisted of fees related to the prepayment of $200.0 million of Federal Home Loan Bank advances, a loss on litigation and severance costs.

(3)
Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.

FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT	A-1

ANNEX A
Core Return on Average Tangible Stockholders’ Equity and Reconciliation
We compute our Core Return on Average Tangible Stockholders’ Equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total common equity. The table below presents a reconciliation to the most directly comparable GAAP financial measure:
	For the Fiscal Years Ended December 31,
	2023	2022	2021
	($ in thousands)
Net income	$234,983	$265,685	$265,735
Core net income	248,854	267,702	279,229
Average total stockholders’ equity	$2,346,713	$2,321,606	$2,708,370
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders’ equity	$1,351,221	$1,326,114	$1,712,878
Return on average total stockholders’ equity	10.01%	11.44%	9.81%
Return on average tangible stockholders’ equity	17.39%	20.03%	15.51%
Core return on average tangible stockholders’ equity	18.42%	20.19%	16.30%
A-2	FIRST HAWAIIAN, INC. 2024 PROXY STATEMENT

FIRST HAWAIIAN, INC.Proxy for Annual Meeting of Stockholders on April 24, 2024 Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Faye W. Kurren, Allen B. Uyeda and C. Scott Wo, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of First Hawaiian, Inc., to be held on April 24, 2024 at 8:00 a.m. local time virtually at https://web.lumiagm.com/224987645 (password: fh2024), and at any adjournments or postponements thereof, and hereby revokes all previous proxies for said meeting, as follows: 1.1 (Continued and to be signed on the reverse side.) 14475

ANNUAL MEETING OF STOCKHOLDERS OFFIRST HAWAIIAN, INC.April 24, 2024 8:00 a.m., Local TimeGO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The Notice of Meeting, proxy statement, proxy card, Annual Report on Form 10-K and Annual Report to Stockholders are available at http://proxy.fhb.comPlease sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.00003333333333043000 4042424THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED AND "FOR" PROPOSALS 2 AND 4 AND EVERY YEAR ON PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x1.Election of Directors:NOMINEES: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy is revocable and, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 4 and EVERY YEAR on Proposal 3. This proxy also confers discretionary authority to vote (1) with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and (2) on matters incident to the conduct of the Annual Meeting.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. 1a Michael K. Fujimoto 1b Robert S. Harrison 1c Faye W. Kurren1d James S. Moffatt 1e Mark M. Mugiishi 1f Kelly A. Thompson 1g Allen B. Uyeda1h Vanessa L. Washington1i C. Scott Wo2.An advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. FOR AGAINST ABSTAINEVERY EVERY EVERY TWO THREE 3.An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers. YEAR YEARS YEARS ABSTAINFOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 4.Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.